     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 27, 2001


                                                       REGISTRATION NOS. 2-10559
                                                                         811-630
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
      POST-EFFECTIVE AMENDMENT NO. 42                           [X]
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                  [X]
      AMENDMENT NO. 36                                          [X]


                           VAN KAMPEN ENTERPRISE FUND

        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)
      1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)
                                 (630) 684-6000
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                              A. THOMAS SMITH III

                MANAGING DIRECTOR, GENERAL COUNSEL AND SECRETARY

                          VAN KAMPEN INVESTMENTS INC.
                                1 PARKVIEW PLAZA
                                  PO BOX 5555
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   Copies to:
                             WAYNE W. WHALEN, ESQ.
                              THOMAS A. HALE, ESQ.
                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                                 (312) 407-0700
                             ---------------------

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable following effectiveness of this Registration Statement.
It is proposed that this filing will become effective:

     [ ]  immediately upon filing pursuant to paragraph (b)


     [X]  on April 30, 2001 pursuant to paragraph (b)

     [ ]  60 days after filing pursuant to paragraph (a)(1)
     [ ]  on (date) pursuant to paragraph (a)(1)
     [ ]  75 days after filing pursuant to paragraph (a)(2)
     [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate check the following box:
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED: SHARES OF BENEFICIAL INTEREST, PAR VALUE $0.01 PER SHARE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   VAN KAMPEN
                                ENTERPRISE  FUND


Van Kampen Enterprise Fund's investment objective is to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



                    This Prospectus is dated  APRIL 30, 2001



                                 CLASS A SHARES


                                 CLASS B SHARES


                                 CLASS C SHARES



                                   PROSPECTUS


                         [VAN KAMPEN INVESTMENTS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary................................   3
Fees and Expenses of the Fund......................   5
Investment Objective, Policies and Risks...........   6
Investment Advisory Services.......................   9
Purchase of Shares.................................  10
Redemption of Shares...............................  17
Distributions from the Fund........................  18
Shareholder Services...............................  19
Federal Income Taxation............................  20
Financial Highlights...............................  22



No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE


The Fund's investment objective is to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks.


                             INVESTMENT STRATEGIES


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing principally in common stocks which are believed by the Fund's investment adviser to have above-average potential for capital appreciation. The Fund invests primarily in common stocks of growth companies focusing on securities believed to offer a combination of strong business fundamentals at an attractive valuation. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of the capital appreciation potential of such securities materially change. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes.


                                INVESTMENT RISKS


An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.



MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. The Fund emphasizes a growth style of investing. The market values of growth securities may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of small-or medium-sized companies (in which the Fund may invest) may be more volatile and may fall more than stock prices of larger companies.



FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.



RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long term

- Do not seek current income from their investment


- Can withstand substantial volatility in the value of their shares of the Fund



- Wish to add to their investment portfolio a fund that emphasizes a growth style of investing in common stocks


An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Fund's Class A Shares over the ten calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.


                                                                             Annual Return
1991                                                                                 39.23
1992                                                                                  8.39
1993                                                                                 10.95
1994                                                                                 -0.19
1995                                                                                 33.92
1996                                                                                 23.49
1997                                                                                 28.55
1998                                                                                 23.56
1999                                                                                 26.56
2000                                                                                -14.98


The Fund's return for the three month period ended March 31, 2001 for Class A Shares was -21.46%. As a result of market activity, current performance may vary from the figures shown.


The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 24.62% (for the quarter ended December 31, 1998) and the lowest quarterly return for Class A Shares was -17.46% (for the quarter ended December 31, 2000).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with two broad-based market indices that the Fund's investment adviser believes are appropriate benchmarks for the
Fund: the Standard & Poor's 500 Index* and the Russell 1000 Growth Index**. The Fund's performance figures listed below include the maximum sales charges paid by investors. The indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices. Average annual total returns are shown for the periods ended December 31, 2000 (the most recently completed calendar year prior to the date of this Prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



     Average Annual
      Total Returns                         Past 10
         for the                             Years
      Periods Ended     Past      Past     or Since
    December 31, 2000  1 Year    5 Years   Inception
--------------------------------------------------------
    Van Kampen
    Enterprise Fund--
    Class A Shares     -19.87%    14.72%    16.09%
    Standard & Poor's
    500 Index           -9.10%    18.33%    17.46%
    Russell 1000
    Growth Index       -22.42%    18.15%    17.33%
 ........................................................
    Van Kampen
    Enterprise Fund--
    Class B Shares     -19.31%    15.01%    14.79%(1)***
    Standard & Poor's
    500 Index           -9.10%    18.33%    16.46%(2)
    Russell 1000
    Growth Index       -22.42%    18.15%    14.95%(3)
 ........................................................
    Van Kampen
    Enterprise Fund--
    Class C Shares     -16.28%    15.24%    15.02%(4)
    Standard & Poor's
    500 Index           -9.10%    18.33%    18.05%(5)
    Russell 1000
    Growth Index       -22.42%    18.15%    18.31%(6)
 ........................................................



 Inception dates: (1) 12/20/91, (2) 12/26/91, (3) 12/31/91, (4) 7/20/93, (5)
7/22/93, (6) 7/31/93.



  * The Standard & Poor's 500 Index is a market-weighted index of 500 widely-held common stocks of companies chosen for market size, liquidity and industry group representation.

 ** The Russell 1000 Growth Index measures the performance of those Russell 1000
    Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an index of the 1,000 largest U.S. companies based on market capitalization.


*** The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."


                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                       Class A  Class B   Class C
                       Shares   Shares    Shares
-----------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
-----------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of
offering price)        5.75%(1) None      None
 .....................................................
Maximum deferred
sales charge (load)
(as a percentage of
the lesser of
original purchase
price or redemption
proceeds)              None(2)  5.00%(3)  1.00%(4)
 .....................................................
Maximum sales charge
(load) imposed on
reinvested dividends   None     None      None
 .....................................................
Redemption fee         None     None      None
 .....................................................
Exchange fee           None     None      None
 .....................................................




-----------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
-----------------------------------------------------
Management fees        0.42%    0.42%     0.42%
 .....................................................
Distribution and/or
service (12b-1)
fees(5)                0.23%    1.00%(6)  1.00%(6)
 .....................................................
Other expenses         0.23%    0.25%     0.23%
 .....................................................
Total annual fund
operating expenses     0.88%    1.67%     1.65%
 .....................................................


(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares--Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares--Class A Shares."

(3) The maximum deferred sales charge is 5.00% in the first year after purchase, declining thereafter as follows:

                                   Year 1-5.00%

                                   Year 2-4.00%

                                   Year 3-3.00%

                                   Year 4-2.50%

                                   Year 5-1.50%

                                    After-None

     See "Purchase of Shares--Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares--Class C Shares."

(5) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."

(6) Because distribution and/or service (12b-1) fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                           One       Three       Five        Ten
                           Year      Years      Years       Years
----------------------------------------------------------------------
Class A Shares             $660      $840       $1,035      $1,597
 ......................................................................
Class B Shares             $670      $826       $1,057      $1,766*
 ......................................................................
Class C Shares             $268      $520         $897      $1,955
 ......................................................................


You would pay the following expenses if you did not redeem your shares:


                           One       Three       Five        Ten
                           Year      Years      Years       Years
----------------------------------------------------------------------
Class A Shares             $660      $840       $1,035      $1,597
 ......................................................................
Class B Shares             $170      $526         $907      $1,766*
 ......................................................................
Class C Shares             $168      $520         $897      $1,955
 ......................................................................



* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS


The Fund's investment objective is to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.



Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing principally in common stocks that it believes have above-average potential for capital appreciation. The Fund's primary approach is to seek what the Fund's investment adviser believes to be unusually attractive growth opportunities on an individual company basis. The Fund may invest in securities that have above average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Fund will vary. In an effort to reduce the portfolio's exposure to any individual security price decline, the Fund spreads its investments over many different companies in a variety of industries.



In selecting securities for investment, the Fund generally focuses on common stocks of growth companies, including companies with new products, services or processes. The investment adviser seeks such securities which it believes offer a combination of strong business fundamentals at an attractive valuation. Growth companies generally include those companies with established records of growth in sales or earnings that the Fund's investment adviser believes are in or are entering into a growth cycle in their respective businesses, with the expectation that the stock of such companies will increase in value. Stocks of different types, such as "growth" stocks or "value" stocks, tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments in growth stocks will vary and at times may be lower or higher than that of other types of funds. The market values of growth common stocks may be more volatile than other types of investments. The Fund may invest in companies generating or applying new technologies, new or improved distribution techniques or new services, which companies may benefit from changing consumer demands or lifestyles. The Fund may also invest in companies that have projected earnings in excess of the average for their sector or industry. In each case, the Fund's investment adviser believes such companies have prospects that are favorable for above-average capital appreciation. The Fund may also focus its investments on stocks of companies in cyclical industries during periods when their securities appear attractive for capital appreciation.



The companies in which the Fund invests may be in any market capitalization range, provided the Fund's investment adviser believes the investment is consistent with the Fund's objective. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in small- and medium-sized companies, the Fund may be subject to greater risk than that assumed through investment in the securities of larger-sized companies.



The Fund may dispose of a security whenever, in the opinion of the Fund's investment adviser, factors indicate it is desirable to do so. Such factors include a change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.


The Fund invests principally in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

While the Fund invests principally in common stocks, the Fund may invest in preferred stocks and warrants. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. Generally, warrants are securities that may be exchanged for a prescribed amount of common stock or other equity security of the issuer within a particular period of time at a specified price or in accordance with a specified formula.

                             RISKS OF INVESTING IN

                         SECURITIES OF FOREIGN ISSUERS


The Fund may invest up to 25% of the Fund's total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.



In addition, there is often less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.


Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.


In addition to the increased risks of investing in foreign securities, there are often increased transaction costs associated with investing in securities of foreign issuers including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodial costs.



Many European countries have adopted or are in the process of adopting a single European currency, commonly referred to as the "euro." The long-term consequences of the euro conversion on foreign exchange rates, interest rates and the value of European securities, all of which may adversely affect the Fund, are still uncertain.


                        USING OPTIONS, FUTURES CONTRACTS


                        AND OPTIONS ON FUTURES CONTRACTS



The Fund may, but is not required to, use various investment strategic transactions including options, futures contracts and options on futures contracts, in several different ways depending upon the status of the Fund's investments and the expectations of the Fund's investment adviser concerning the securities markets. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.



In times of stable or rising securities prices, the Fund generally seeks to be fully invested in equity securities. Even when the Fund is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Fund may also have cash on hand that has not yet been invested. The portion of the Fund's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Fund may underperform the market in proportion to the amount of cash or cash equivalents in its portfolio. By purchasing index futures contracts, however, the Fund can compensate for the cash portion of its assets and may obtain performance equivalent to investing all of its assets in securities.



If the Fund's investment adviser forecasts a market decline, the Fund may seek to reduce its exposure to the securities markets by increasing its cash position. By selling index futures contracts instead of portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Fund's portfolio securities. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Fund could then liquidate securities in a more deliberate manner, reducing its futures contracts position simultaneously to maintain the desired balance, or it could maintain the hedged position.



The Fund can engage in options transactions on securities, indices or on futures contracts to attempt to manage the Fund's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines below a specified level. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Fund's investment portfolio. If the market remains stable or advances, the Fund can refrain from exercising the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.



The Fund is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.



In certain cases, the options and futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures contracts markets rather than purchasing or selling portfolio securities. However, such transactions involve risks different from those involved with direct investments in underlying securities. For example, there may be imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of such instruments includes the risks of default by the other party to certain transactions. The Fund may incur losses in using these transactions that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Fund's expenses and reduce its return.



A more complete discussion of options, futures contracts and options on futures contracts and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS


For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.


The Fund may invest up to 10% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


The Fund generally holds a portion of its assets in high-quality short-term debt securities and in investment grade corporate debt securities in order to provide liquidity (collectively "temporary investments"). High-quality short-term debt securities include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Investment grade bonds include bonds rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's ("S&P"). The market prices of such bonds generally vary inversely with changes in prevailing interest rates. Securities rated Baa by Moody's or BBB by S&P are in the lowest of the four investment grades and are considered by such rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in temporary investments. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund temporarily would not be pursuing and may not achieve its investment objective.


                          INVESTMENT ADVISORY SERVICES


THE ADVISER. Van Kampen Asset Management Inc. is the Fund's investment adviser (the "Adviser" or "Asset Management"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $81 billion under management or supervision as of March 31, 2001. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:


    Average Daily Net Assets         % Per Annum
------------------------------------------------------
    First $1 billion                 0.50 of 1.00%
 ......................................................
    Next $1 billion                  0.45 of 1.00%
 ......................................................
    Next $1 billion                  0.40 of 1.00%
 ......................................................
    Over $3 billion                  0.35 of 1.00%
 ......................................................


Applying this fee schedule, the effective advisory fee rate was 0.42% of the Fund's average daily net assets for the Fund's fiscal year ended December 31, 2000. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").


PERSONAL INVESTMENT POLICIES. The Fund, the Adviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. The Fund's management team is headed by Jeff D. New, Senior Portfolio Manager. Mr. New has been affiliated with the Fund since 1991, has assisted in co-managing the Fund's investment portfolio since July 1994 and has been the Senior Portfolio Manager of the Fund's investment portfolio since December 1994. Mr. New has been a Managing Director of the Adviser and Advisory Corp. since December 2000, and became a Senior Vice President and Senior Portfolio Manager of the Adviser and Advisory Corp. in December 1997. Prior to December 1997, Mr. New was a Vice President and Portfolio Manager of the Adviser. Prior to December 1994, Mr. New was an Associate Portfolio Manager of the Adviser. He joined the Adviser in 1990.



Senior Portfolio Managers Michael Davis and Mary Jayne Maly are responsible as co-managers for the day-to-day management of the Fund's investment portfolio.



Mr. Davis has been a Senior Portfolio Manager of the Adviser since April 2000, and he has been a co-manager of the Fund since March 1998. Mr. Davis has been a Vice President and Portfolio Manager of the Adviser and Advisory Corp. since March 1998. From March 1992 to March 1998, Mr. Davis was the owner of Davis Equity Research, a stock research company. Mr. Davis has been an investment professional since 1983.



Ms. Maly has been a Senior Portfolio Manager since April 2000, and a Vice President and Portfolio Manager of the Adviser and Advisory Corp. since July 1998. She has been a co-manager of the Fund since July 1998. From July 1997 to June 1998, Ms. Maly was a Vice President at Morgan Stanley Asset Management Inc. and assisted in the management of the Morgan Stanley Institutional Real Estate Funds and the Van Kampen American Capital Real Estate Securities Fund. Prior to July 1997, she was a Vice President and Portfolio Manager of the Adviser. Prior to November 1992, Ms. Maly was a Vice President and Senior Equity Analyst for 8 years at Texas Commerce Investment Management Company.


                               PURCHASE OF SHARES

                                    GENERAL


This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.



Initial investments generally must be at least $1,000 per investor account and subsequent investments must be at least $25 per investor account. Minimum investment amounts may be waived by the Distributor for plans involving periodic investments and for certain retirement accounts.



Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.



The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price available from the National Association of Securities Dealers Automated Quotations ("NASDAQ") or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the notes to financial statements in the Fund's Statement of Additional Information.



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.



The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.



The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund through this Prospectus, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.


The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt, provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.



The Fund may redeem any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this Prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES

                             SALES CHARGE SCHEDULE

                                As % of      As % of
            Size of             Offering    Net Amount
           Investment            Price       Invested
----------------------------------------------------------
    Less than $50,000            5.75%        6.10%
 ..........................................................
    $50,000 but less than
    $100,000                     4.75%        4.99%
 ..........................................................
    $100,000 but less than
    $250,000                     3.75%        3.90%
 ..........................................................
    $250,000 but less than
    $500,000                     2.75%        2.83%
 ..........................................................
    $500,000 but less than
    $1,000,000                   2.00%        2.04%
 ..........................................................
    $1,000,000 or more               *            *
 ..........................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.


No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.



Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. With respect to accounts existing on or before October 30, 1989, the rates in this paragraph are 0.15% per year of the Fund's average daily net assets attributable to Class A Shares.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE

                         Contingent Deferred
                            Sales Charge
                         as a Percentage of
                            Dollar Amount
    Year Since Purchase   Subject to Charge
------------------------------------------------
    First                       5.00%
 ................................................
    Second                      4.00%
 ................................................
    Third                       3.00%
 ................................................
    Fourth                      2.50%
 ................................................
    Fifth                       1.50%
 ................................................
    Sixth and After              None
 ................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.


Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. The aggregate distribution fees and service fees are currently 1.00% per year of the average daily net assets attributable to Class C Shares of the Fund. The aggregate distribution fees and service fees are 0.90% per year of the average daily net assets attributable to Class C Shares of the Fund with respect to accounts existing before April 1, 1995.


                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption provided shares of the Fund are available for sale at the time of such reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.


LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.


(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.


(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under
    Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares maybe redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Shares may also be redeemed by telephone through FundInfo(R) (automated telephone system), which is generally accessible 24 hours a day, seven days a week at (800) 847-2424. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.





                          DISTRIBUTIONS FROM THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Dividends from stocks and interest earned from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute as dividends to shareholders all, or substantially all, of this net investment income quarterly. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.



INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.


EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.



To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.


When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.



A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by contacting the telephone transaction line at (800) 421-5684, through FundInfo(R) (automated telephone system), which is generally accessible 24 hours a day, seven days a week at (800) 847-2424 or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.



The Fund reserves the right to reject any order to purchase its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privilege to such shareholders. All shareholders are limited to eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.


Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.



                            FEDERAL INCOME TAXATION



Distributions of the Fund's investment company taxable income (generally ordinary taxable income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the

Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.



The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.



Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.


The federal income tax discussion above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended December 31, 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal years ended December 31, 1999, 1998, 1997 and 1996 has been audited by PriceWaterhouseCoopers LLP. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                              Class A Shares
                                                         Year Ended December 31,
                                     2000           1999           1998           1997           1996
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................      $22.77         $20.63         $17.41         $15.12         $13.07
                                   --------       --------       --------       --------       --------
  Net Investment Income/Loss...        (.08)          (.03)           .06            .09            .09
  Net Realized and Unrealized
    Gain.......................       (3.17)          5.20           3.98           4.11           2.94
                                   --------       --------       --------       --------       --------

Total from Investment
  Operations...................       (3.25)          5.17           4.04           4.20           3.03
                                   --------       --------       --------       --------       --------

Less:
  Distributions from and in
    Excess of Net Investment
    Income.....................         -0-            -0-            .05            .06            .08
  Distributions from Net
    Realized Gain..............        2.57           3.03            .77           1.85            .90
                                   --------       --------       --------       --------       --------
Total Distribution.............        2.57           3.03            .82           1.91            .98
                                   --------       --------       --------       --------       --------

Net Asset Value, End of the
  Period.......................      $16.95         $22.77         $20.63         $17.41         $15.12
                                   ========       ========       ========       ========       ========

Total Return...................     -14.98%(a)      26.56%(a)      23.56%(a)      28.55%(a)      23.48%(a)
Net Assets at End of the Period
  (In millions)................    $2,293.4       $2,591.1       $2,137.4       $1,706.1       $1,276.9
Ratio of Expenses to Average
  Net Assets(d)................        .89%           .91%           .94%           .93%          1.01%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets(d)....................       (.30%)         (.13%)          .32%           .54%           .60%
Portfolio Turnover.............        117%           111%            72%            73%           110%

                                                          Class B Shares
                                                     Year Ended December 31,
                                 2000(c)      1999         1998(c)          1997           1996
Net Asset Value, Beginning of
  the Period...................   $21.88      $20.07         $17.06         $14.91         $12.94
                                 -------    --------       --------       --------       --------
  Net Investment Income/Loss...     (.23)       (.15)          (.09)          (.02)          (.01)
  Net Realized and Unrealized
    Gain.......................    (3.03)       4.99           3.88           4.02           2.88
                                 -------    --------       --------       --------       --------
Total from Investment
  Operations...................    (3.26)       4.84           3.79           4.00           2.87
                                 -------    --------       --------       --------       --------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.....................       --          --             --             --             --
  Distributions from Net
    Realized Gain..............     2.57        3.03            .78           1.85            .90
                                 -------    --------       --------       --------       --------
Total Distribution.............     2.57        3.03            .78           1.85            .90
                                 -------    --------       --------       --------       --------
Net Asset Value, End of the
  Period.......................   $16.05      $21.88         $20.07         $17.06         $14.91
                                 =======    ========       ========       ========       ========
Total Return...................  -15.65%(b)   25.54%(b)      22.65%(b)      27.50%(b)      22.48%(b)
Net Assets at End of the Period
  (In millions)................   $976.5    $1.020.8         $816.3         $542.2         $305.6
Ratio of Expenses to Average
  Net Assets(d)................    1.67%       1.67%          1.74%          1.75%          1.82%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets(d)....................   (1.09%)      (.91%)         (.49%)         (.29%)         (.21%)
Portfolio Turnover.............     117%        111%            72%            73%           110%

                                                          Class C Shares
                                                     Year Ended December 31,
                                 2000(c)      1999         1998(c)          1997           1996
Net Asset Value, Beginning of
  the Period...................   $22.09      $20.24         $17.19         $15.01         $13.01
                                 -------    --------       --------       --------       --------
  Net Investment Income/Loss...     (.21)       (.14)          (.09)          (.02)          (.01)
  Net Realized and Unrealized
    Gain.......................    (3.06)       5.02           3.91           4.05           2.91
                                 -------    --------       --------       --------       --------
Total from Investment
  Operations...................    (3.27)       4.88           3.82           4.03           2.90
                                 -------    --------       --------       --------       --------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.....................       --          --             --             --             --
  Distributions from Net
    Realized Gain..............       --        3.03            .77           1.85            .90
                                 -------    --------       --------       --------       --------
Total Distribution.............     2.57        3.03            .77           1.85            .90
                                 -------    --------       --------       --------       --------
Net Asset Value, End of the
  Period.......................   $16.25      $22.09         $20.24         $17.19         $15.01
                                 =======    ========       ========       ========       ========
Total Return...................  -15.54%(c)   25.59%(c)      22.65%(c)      27.51%(c)      22.60%(c)
Net Assets at End of the Period
  (In millions)................   $124.2      $117.9          $86.0          $56.9          $30.4
Ratio of Expenses to Average
  Net Assets(d)................    1.55%       1.68%          1.74%          1.75%          1.82%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets(d)....................    (.96%)      (.90%)         (.48%)         (.29%)         (.22%)
Portfolio Turnover.............     117%        111%            72%            73%           110%



(a)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25%.


(b)Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of 1%.


(c)Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of 1%.


(d)For the years ended November 30, 1996 through 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of certain expenses was less than 0.01%.

                               BOARD OF TRUSTEES
                                  AND OFFICERS


                               BOARD OF TRUSTEES

J. Miles Branagan     Jack E. Nelson
Jerry D. Choate       Richard F. Powers, III*
Linda Hutton Heagy    Phillip B. Rooney
R. Craig Kennedy      Wayne W. Whalen*
Mitchell M. Merin*    Suzanne H. Woolsey


                                    OFFICERS

Richard F. Powers, III*
President

Stephen L. Boyd*
Executive Vice President and Chief Investment Officer

A. Thomas Smith III*
Vice President and Secretary

John H. Zimmermann, III*
Vice President

Michael H. Santo*

Vice President



Richard A. Ciccarone*


Vice President



John R. Reynoldson*


Vice President


John L. Sullivan*
Vice President, Chief Financial Officer and Treasurer

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911
7:00 a.m. to 7:00 p.m. Central time
Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833

FUNDINFO(R)
For automated telephone services, call (800) 847-2424

WEB SITE
www.vankampen.com

VAN KAMPEN ENTERPRISE FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent

VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Enterprise Fund

Custodian

STATE STREET BANK AND TRUST COMPANY

225 Franklin Street, PO Box 1713


Boston, MA 02110

Attn: Van Kampen Enterprise Fund

Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606


Independent Auditors



ERNST & YOUNG LLP


233 South Wacker Drive


Chicago, IL 60606

                                   VAN KAMPEN
                                ENTERPRISE  FUND


                                 CLASS A SHARES


                                 CLASS B SHARES


                                 CLASS C SHARES


                                   PROSPECTUS


                                 APRIL 30, 2001



A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.


You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday. Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.


Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                         [VAN KAMPEN INVESTMENTS LOGO]

The Fund's Investment Company Act File No. is 811-630.

                                                                    ENT PRO 4/01

                                                                 65129

                                   VAN KAMPEN
                                ENTERPRISE  FUND

Van Kampen Enterprise Fund's investment objective is to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



                    This Prospectus is dated  APRIL 30, 2001


                                 CLASS D SHARES
                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary................................   3
Fees and Expenses of the Fund......................   5
Investment Objective, Policies and Risks...........   5
Investment Advisory Services.......................   8
Purchase of Shares.................................  10
Redemption of Shares...............................  11
Distributions from the Fund........................  11
Shareholder Services...............................  11
Federal Income Taxation............................  11
Financial Highlights...............................  13



No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks.

                             INVESTMENT STRATEGIES


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing principally in common stocks which are believed by the Fund's investment adviser to have above-average potential for capital appreciation. The Fund invests primarily in common stocks of growth companies focusing on securities believed to offer a combination of strong business fundamentals at an attractive valuation. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of the capital appreciation potential of such securities materially change. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes.


                                INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. The Fund emphasizes a growth style of investing. The market values of growth securities may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of small- or medium-sized companies (in which the Fund may invest) may be more volatile and may fall more than stock prices of larger companies.



FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.



RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long term

- Do not seek current income from their investment

- Can withstand substantial volatility in the value of their shares of the Fund


- Wish to add to their investment portfolio a fund that emphasizes a growth style of investing in common stocks


An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.


                               ANNUAL PERFORMANCE



One way to measure the risks of investing in the Fund is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Fund* over the ten calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Portfolio is not indicative of its future performance.


                                                                             Annual Return
1991                                                                                 39.23
1992                                                                                  8.39
1993                                                                                 10.95
1994                                                                                 -0.19
1995                                                                                 33.92
1996                                                                                 23.49
1997                                                                                 28.55
1998                                                                                 23.56
1999                                                                                 26.56
2000                                                                                -14.98


*Class D Shares of the Fund were first sold on October 17, 2000 and do not have a full calendar year of return information to report. The returns shown in the Annual Performance chart above (and in the Comparative Performance chart below) are for the Class A Shares of the Fund (which are offered in a separate prospectus). The annual return variability of the Fund's Class D Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class D Shares would be higher than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares. Return information for the Fund's Class D Shares will be shown in future prospectuses offering the Fund's Class D Shares after the Fund's Class D Shares have a full calendar year of return information.



The Fund's return for the three month period ended March 31, 2001 for Class A Shares was -21.46%. As a result of market activity, current performance may vary from the figures shown.



During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 24.62% (for the quarter ended December 31, 1998) and the lowest quarterly return for Class A Shares was -17.46% (for the quarter ended December 31, 2000).



                            COMPARATIVE PERFORMANCE



As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with two broad-based market indices that the Fund's investment adviser believes are appropriate benchmarks for the
Fund: the Standard & Poor's 500 Index* and the Russell 1000 Growth Index**. The Fund's performance figures listed below include the maximum sales charges paid by investors. The indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices. Average annual total returns are shown for the periods ended December 31, 2000 (the most recently completed calendar year prior to the date of this Prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



     Average Annual
      Total Returns
         for the
      Periods Ended     Past      Past       Past
    December 31, 2000  1 Year    5 Years   10 Years
-------------------------------------------------------
    Van Kampen
    Enterprise Fund--
    Class A Shares***  -19.87%    14.72%    16.09%
 .......................................................
    Standard & Poor's
    500 Index           -9.10%    18.33%    17.46%
 .......................................................
    Russell 1000
    Growth Index       -22.42%    18.15%    17.33%
 .......................................................



  *The Standard & Poor's 500 Index is a market-weighted index of 500 widely-held common stocks of companies chosen for market size, liquidity and industry group representation.



 **The Russell 1000 Growth Index measures the performance of those Russell 1000
   Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an index of the 1,000 largest U.S. companies based on market capitalization.



***Class D Shares of the Fund were first sold on October 17, 2000 and do not have a full calendar year of return information to report. The returns shown for the Comparative Performance chart above are for the Class A Shares of the Fund (which are offered in a separate prospectus). The annual return variability of the Fund's Class D Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class D Shares would be higher than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares. Return information for the Fund's Class D Shares will be shown in future prospectuses offering the Fund's Class D Shares after the Fund's Class D Shares have a full calendar year of return information.

                               FEES AND EXPENSES

                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

------------------------------------------------------

SHAREHOLDER FEES                           Class D
(fees paid directly from your investment)  Shares
------------------------------------------------------
Maximum sales charge (load) imposed on
purchases                                  None
 ......................................................
Maximum deferred sales charge (load)       None
 ......................................................
Maximum sales charge (load) imposed on
reinvested dividends                       None
 ......................................................
Redemption fee                             None
 ......................................................
Exchange fee                               None
 ......................................................

------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES                 Class D
(expenses that are deducted from Fund assets)  Shares
----------------------------------------------------------
Management fees                                0.42%
 ..........................................................
Other expenses                                 0.35%
 ..........................................................
Total annual fund operating expenses           0.77%
 ..........................................................


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                           One       Three      Five        Ten
                           Year      Years      Years      Years
--------------------------------------------------------------------
Class D Shares              $79       $246      $ 428      $954
 ....................................................................


                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS


The Fund's investment objective is to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.



Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing principally in common stocks that it believes have above-average potential for capital appreciation. The Fund's primary approach is to seek what the Fund's investment adviser believes to be unusually attractive growth opportunities on an individual company basis. The Fund may invest in securities that have above average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Fund will vary. In an effort to reduce the portfolio's exposure to any individual security price decline, the Fund spreads its investments over many different companies in a variety of industries.



In selecting securities for investment, the Fund generally focuses on common stocks of growth companies, including companies with new products, services or processes. The investment adviser seeks such securities which it believes offer a combination of strong business fundamentals at an attractive valuation. Growth companies generally include those companies with established records of growth in sales or earnings that the Fund's investment adviser believes are in or are entering into a growth cycle in their respective businesses, with the expectation that the stock of such companies will increase in value. Stocks of different types, such as "growth" stocks or "value" stocks, tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments in growth stocks will vary and at times may be lower or higher than that of other types of funds. The market values of growth common stocks may be more volatile than other types of investments. The Fund may invest in companies generating or applying new technologies, new or improved distribution techniques or new services, which companies may benefit from changing consumer demands or lifestyles. The Fund may also invest in companies that have projected earnings in excess of the average for their sector or industry. In each case, the Fund's investment adviser believes such companies have prospects that are favorable for above-average capital appreciation. The Fund may also focus its investments on stocks of companies in cyclical industries during periods when their securities appear attractive for capital appreciation.



The companies in which the Fund invests may be in any market capitalization range, provided the Fund's investment adviser believes the investment is consistent with the Fund's objective. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in small- and medium-sized companies, the Fund may be subject to greater risk than that assumed through investment in the securities of larger-sized companies.



The Fund may dispose of a security whenever, in the opinion of the Fund's investment adviser, factors indicate it is desirable to do so. Such factors include a change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.


The Fund invests principally in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

While the Fund invests principally in common stocks, the Fund may invest in preferred stocks and warrants. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. Generally, warrants are securities that may be exchanged for a prescribed amount of common stock or other equity security of the issuer within a particular period of time at a specified price or in accordance with a specified formula.

                             RISKS OF INVESTING IN

                         SECURITIES OF FOREIGN ISSUERS


The Fund may invest up to 25% of the Fund's total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.



In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.


Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.


In addition to the increased risks of investing in foreign securities, there are often increased transaction costs associated with investing in securities of foreign issuers including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodial costs.



Many European countries have adopted or are in the process of adopting a single European currency, commonly referred to as the "euro." The long-term consequences of the euro conversion on foreign exchange rates, interest rates and the value of European securities, all of which may adversely affect the Fund, are still uncertain.


                        USING OPTIONS, FUTURES CONTRACTS


                        AND OPTIONS ON FUTURES CONTRACTS



The Fund may, but is not required to, use various investment strategic transactions including options, futures contracts and options on futures contracts, in several different ways depending upon the status of the Fund's investments and the expectations of the Fund's investment adviser concerning the securities markets. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.



In times of stable or rising securities prices, the Fund generally seeks to be fully invested in equity securities. Even when the Fund is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Fund may also have cash on hand that has not yet been invested. The portion of the Fund's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Fund may underperform the market in proportion to the amount of cash or cash equivalents in its portfolio. By purchasing index futures contracts, however, the Fund can compensate for the cash portion of its assets and may obtain performance equivalent to investing all of its assets in securities.



If the Fund's investment adviser forecasts a market decline, the Fund may seek to reduce its exposure to the securities markets by increasing its cash position. By selling index futures contracts instead of portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Fund's portfolio securities. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Fund could then liquidate securities in a more deliberate manner, reducing its futures contracts position simultaneously to maintain the desired balance, or it could maintain the hedged position.



The Fund can engage in options transactions on securities, indices or on futures contracts to attempt to manage the Fund's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines below a specified level. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Fund's investment portfolio. If the market remains stable or advances, the Fund can refrain from exercising the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.



The Fund is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.



In certain cases, the options and futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures contracts markets rather than purchasing or selling portfolio securities. However, such transactions involve risks different from those involved with direct investments in underlying securities. For example, there may be imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of such instruments includes the risks of default by the other party to certain transactions. The Fund may incur losses in using these transactions that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Fund's expenses and reduce its return.



A more complete discussion of options, futures contracts and options on futures contracts and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may invest up to 10% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


The Fund generally holds a portion of its assets in high-quality short-term debt securities and in investment grade corporate debt securities in order to provide liquidity (collectively "temporary investments"). High-quality short-term debt securities include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Investment grade bonds include bonds rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's ("S&P"). The market prices of such bonds generally vary inversely with changes in prevailing interest rates. Securities rated Baa by Moody's or BBB by S&P are in the lowest of the four investment grades and are considered by such rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in temporary investments. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund temporarily would not be pursuing and may not achieve its investment objective.


                          INVESTMENT ADVISORY SERVICES


THE ADVISER. Van Kampen Asset Management Inc. is the Fund's investment adviser (the "Adviser" or "Asset Management"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $81 billion under management or supervision as of March 31, 2001. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

     Average Daily Net Assets         % Per Annum
-----------------------------------------------------
    First $1 billion                     0.50%
 .....................................................
    Next $1 billion                      0.45%
 .....................................................
    Next $1 billion                      0.40%
 .....................................................
    Over $3 billion                      0.35%
 .....................................................


Applying this fee schedule, the effective advisory fee rate was 0.42% of the Fund's average daily net assets for the Fund's fiscal year ended December 31, 2000. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").


PERSONAL INVESTMENT POLICIES. The Fund, the Adviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. The Fund's management team is headed by Jeff D. New, Senior Portfolio Manager. Mr. New has been affiliated with the Fund since 1991, has assisted in co-managing the Fund's investment portfolio since July 1994 and has been the Senior Portfolio Manager of the Fund's investment portfolio since December 1994. Mr. New has been a Managing Director of the Adviser and Advisory Corp. since December 2000, and became a Senior Vice President and Senior Portfolio Manager of the Adviser and Advisory Corp. since December 1997. Prior to December 1997, Mr. New was a Vice President and Portfolio Manager of the Adviser. Prior to December 1994, Mr. New was an Associate Portfolio Manager of the Adviser. He joined the Adviser in 1990.


Senior Portfolio Managers Michael Davis and Mary Jayne Maly are responsible as co-managers for the day-to-day management of the Fund's investment portfolio.


Mr. Davis has been a Senior Portfolio Manager of the Adviser since April 2000, and he has been a co-manager of the Fund since March 1998. Mr. Davis has been a Vice President and Portfolio Manager of the Adviser and Advisory Corp. since March 1998. From March 1992 to March 1998, Mr. Davis was the owner of Davis Equity Research, a stock research company. Mr. Davis has been an investment professional since 1983.

Ms. Maly has been a Senior Portfolio Manager since April 2000, and a Vice President and Portfolio Manager of the Adviser and Advisory Corp. since July 1998. She has been a co-manager of the Fund since July 1998. From July 1997 to June 1998, Ms. Maly was a Vice President at Morgan Stanley Asset Management Inc. and assisted in the management of the Morgan Stanley Institutional Real Estate Funds and the Van Kampen American Capital Real Estate Securities Fund. Prior to July 1997, she was a Vice President and Portfolio Manager of the Adviser. Prior to November 1992, Ms. Maly was a Vice President and Senior Equity Analyst for 8 years at Texas Commerce Investment Management Company.


                               PURCHASE OF SHARES

                                    GENERAL


This Prospectus offers Class D Shares of the Fund. Class D Shares are offered without any sales charges on purchases or sales and without any distribution fee (12b-1). Class D Shares are available for purchase exclusively by investors through tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of Morgan Stanley Dean Witter & Co. ("Morgan Stanley Dean Witter") or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter and its subsidiaries.



Participants in such plans generally must contact the plan's administrator in order to purchase shares. For plan administrator contact information, participants should contact their respective employer human resources department.


Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and generally has the same rights, except for the differing sales loads, distribution fees, services fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class or shares, and some classes may have different conversion rights or shareholder servicing options.


The offering price of the Fund's Class D Shares is the Fund's next determined net asset value per share after an order is received by the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Service"), from the plan's administrator. The net asset value per share is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price available from the National Association of Securities Dealers Automated Quotations ("NASDAQ") or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.



The Fund reserves the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.

                                 REDEMPTION OF
                                     SHARES


Generally, shareholders of Class D Shares of the Fund may redeem for cash some or all of their shares without charge by the Fund at any time. Participants in employee benefit plans eligible to purchase shares generally must contact the plan's administrator in order to redeem shares. Such transactions generally are effected on behalf of a plan participant by a custodian or trustee for the plan. The redemption price will be the net asset value per share next determined after the receipt by Investor Services of a request in proper form from the plan's administrator. Redemptions completed through a plan custodian/ trustee of a retirement plan account may involve additional fees charged by the plan custodian/trustee. For plan administrator contact information, participants should contact their respective employer human resources department.



Payment for shares redeemed generally will be made within seven days after receipt by Investor Services of the redemption request in proper form. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.



                          DISTRIBUTIONS FROM THE FUND


In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Dividends from stocks and interest earned from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute as dividends to shareholders all, or substantially all, of this net investment income quarterly. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.



CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES


Participants in the employee benefit plans eligible to purchase the shares generally must contact the plan administrator in order to purchase, redeem or exchange shares. Certain shareholder services may only be available to plan participants through a plan administrator. Participants should contact the appropriate plan administrator for information regarding the administration of participants' investments in the shares.


                            FEDERAL INCOME TAXATION


Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.



The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.



Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.


The federal income tax discussion above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                              FINANCIAL HIGHLIGHTS



The financial highlights table is intended to help you understand the Fund's financial performance for the period indicated. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal period October 17, 2000 (commencement of investment operations) to December 31, 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.



                                                                       October 17, 2000
                                                                         (Commencement
                                                                         of Investment
                                                                        Operations) to
               ENTERPRISE FUND CLASS D SHARES                          December 31, 2000
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF THE PERIOD....................                $ 21.93
                                                                            -------
  Net Realized and Unrealized Loss..........................                  (2.93)
  Less Distributions from and in Excess of Net Realized
     Gain...................................................                   2.04
                                                                            -------
NET ASSET VALUE, END OF THE PERIOD..........................                $ 16.96
                                                                            -------

Total Return (a)............................................                -11.94%*
Net Assets at End of the Period (In millions)...............                $  15.4
Ratio of Expenses to Average Net Assets (b).................                    77%
Ratio of Net Investment Income to Average Net Assets........                    10%
Portfolio Turnover..........................................                   117%



* Non-Annualized



(a)Assumes reinvestment of all distributions for the period.



(b)The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 2000.

                               BOARD OF TRUSTEES
                                  AND OFFICERS


                               BOARD OF TRUSTEES

J. Miles Branagan     Jack E. Nelson
Jerry D. Choate       Richard F. Powers, III*
Linda Hutton Heagy    Phillip B. Rooney
R. Craig Kennedy      Wayne W. Whalen*
Mitchell M. Merin*    Suzanne H. Woolsey


                                    OFFICERS

Richard F. Powers, III*
President

Stephen L. Boyd*
Executive Vice President and Chief Investment Officer

A. Thomas Smith III*
Vice President and Secretary

John H. Zimmermann, III*
Vice President

Michael H. Santo*
Vice President

Richard A. Ciccarone*
Vice President

John R. Reynoldson*
Vice President

John L. Sullivan*
Vice President, Chief Financial Officer and Treasurer

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911
7:00 a.m. to 7:00 p.m. Central time
Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

WEB SITE
www.vankampen.com

VAN KAMPEN ENTERPRISE FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Enterprise Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street, PO Box 1713

Boston, MA 02110

Attn: Van Kampen Enterprise Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

                                   VAN KAMPEN
                                ENTERPRISE  FUND

                                 CLASS D SHARES

                                   PROSPECTUS

                                 APRIL 30, 2001



A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.


You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday. Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.


Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                         [VAN KAMPEN INVESTMENTS LOGO]
The Fund's Investment Company Act File No. is 811-630.

                                                                         ENT PRO
D 4/01

                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN
                                ENTERPRISE FUND


     Van Kampen Enterprise Fund's (the "Fund") investment objective is to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks.



     The Fund is organized as a diversified series of the Van Kampen Enterprise Fund, an open-end, management investment company (the "Trust").



     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's Class A Share, Class B Share and Class C Share prospectus and the Fund's Class D Share prospectus (collectively the "Prospectus") each dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or
(800) 341-2911 (or (800) 421-2833 for the hearing impaired).



                               TABLE OF CONTENTS



                                                                Page
                                                                ----
General Information.........................................    B-2
Investment Objective, Policies and Risks....................    B-4
Options, Futures Contracts and Options on Futures
  Contracts.................................................    B-6
Investment Restrictions.....................................    B-13
Trustees and Officers.......................................    B-16
Investment Advisory Agreement...............................    B-25
Other Agreements............................................    B-26
Distribution and Service....................................    B-26
Transfer Agent..............................................    B-31
Portfolio Transactions and Brokerage Allocation.............    B-31
Shareholder Services........................................    B-33
Redemption of Shares........................................    B-35
Contingent Deferred Sales Charge-Class A....................    B-36
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................    B-36
Taxation....................................................    B-38
Fund Performance............................................    B-42
Other Information...........................................    B-46
Report of Independent Auditors..............................    F-1
Financial Statements........................................    F-2
Notes to Financial Statements...............................    F-15



       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED APRIL 30, 2001.


                                                                    ENT SAI 4/01

                              GENERAL INFORMATION

     The Fund was originally incorporated in Delaware on September 18, 1953, under the name American Capital Enterprise Fund, Inc. The Fund was reincorporated by merger as a Maryland corporation on January 12, 1979, under the same name. As of August 5, 1995, the Fund was reorganized under the name Van Kampen American Capital Enterprise Fund as a series of the Trust. The Trust is organized as an unincorporated business trust under the laws of the State of Delaware. On July 14, 1998, the Fund and the Trust adopted their present names.


     Van Kampen Asset Management Inc. (the "Adviser" or "Asset Management"), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley"). The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153.



     Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.


     The Fund currently offers four classes of shares, designated as Class A Shares, Class B Shares, Class C Shares and Class D Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class is subject to its own sales charge schedule and its own distribution expenses. Each class also has exclusive voting rights with respect to its distribution fee.


     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of a majority of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").


     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than the liquidation proceeds to holders of Class A Shares and Class D Shares.


     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of April 2, 2001 no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares, Class C Shares or Class D Shares of the Fund, except as follows:



                                                    Amount of
                                                  Ownership at         Class        Percentage
           Name and Address of Holder             April 2, 2001      of Shares      Ownership
           --------------------------             -------------      ---------      ----------
Van Kampen Trust Company                           21,791,706          A               16%
  2800 Post Oak Blvd.                              19,828,563          B               33%
  Houston, TX 77056.............................      971,924          C               13%
Edward D. Jones & Co                               17,547,860          A               13%
  Attn: Mutual Fund                                 3,690,317          B                6%
  Shareholder Accounting                              595,149          C                8%
  201 Progress Parkway
  Maryland Heights, MO 63043-3009...............
Dean Witter Reynolds                                  554,462          C                7%
  5 World Trade Center, Floor 6
  New York, NY 10048-0205.......................


------------------------------------

     Van Kampen Trust Company acts as custodian for certain employee benefit plans and individual retirement accounts.

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

     The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

REPURCHASE AGREEMENTS

     The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions in order to earn a return on temporarily available cash. It is currently the policy of the Fund not to invest more than 25% of its total assets at the time of purchase in securities subject to repurchase agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund's Board of Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

WARRANTS

     Warrants are in effect longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

SECURITIES OF FOREIGN ISSUERS

     The Fund may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. These securities are not necessarily denominated in the same currency as the underlying securities but generally are denominated in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, generally less information is available about an unsponsored ADR than about a sponsored ADR and financial information about a company may not be as reliable for an unsponsored ADR as for a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. EDRs are receipts issued in Europe by banks or depositaries which evidence a similar ownership arrangement.

PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year.

ILLIQUID SECURITIES

     The Fund may invest up to 10% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days, and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.


          OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


     The Fund may, but is not required to, use various investment strategies as described below to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Fund's Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

SELLING CALL AND PUT OPTIONS

     Purpose. The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option selling program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Selling options on portfolio securities is likely to result in a higher portfolio turnover rate.

     Selling Options. The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the seller at a specified price during a certain period. The Fund would write call options only on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Fund would own or have the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account cash or liquid securities in an amount not less than the market value of the underlying security, marked to market daily, while the option is outstanding.



     The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would sell put options only on a secured basis, which means that, at all times during the option period, the Fund would maintain in a segregated account cash or liquid securities in an amount of not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.


     Closing Purchase Transactions and Offsetting Transactions. In order to terminate its position as a writer of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is lesser (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.


     The Fund could sell options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. The Fund could close out its position as a seller of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a seller, but would provide an asset of equal value to its obligation under the option sold. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the option until a closing purchase transaction can be entered into (or the option is exercised or expires) even though it might not be advantageous to do so. The staff of the SEC currently takes the position that, in general, over-the-counter options on securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an over-the-counter option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.


     Risks of Writing Options. By selling a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by selling a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

PURCHASING CALL AND PUT OPTIONS

     The Fund could purchase call options to protect against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Put options may be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

OPTIONS ON STOCK INDICES

     Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash which amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on several exchanges.

     Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange, or it may let the option expire unexercised.

FUTURES CONTRACTS


     The Fund may engage in transactions involving futures contracts and options on futures contracts in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Fund would be exempt from registration as a "commodity pool."



     An index futures contract is an agreement pursuant to which a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at a specified time and the price at which the futures contract originally was struck. No physical delivery of the underlying securities in the index is made.



     Currently, index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the securities included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.



     The Fund also may invest in foreign securities index futures contracts traded outside the United States which involve additional risks including fluctuations in foreign exchange rates, foreign currency exchange controls, political and economic instability, differences in financial reporting and securities regulation and trading, and foreign taxation issues.



     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit an amount of cash or liquid securities equal to a percentage (which will normally range between 1% and 10%) of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act or with its custodian in an account in the broker's name. This amount is known as initial margin. The nature of initial margin in futures contract transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the initial margin account, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.



     For example, when the Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment.


     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.


     Futures Contracts Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested

("anticipatory hedge"). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund. Ordinarily, transaction costs associated with futures contract transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.



     Special Risks Associated with Futures Contract Transactions. There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index; the risk of market distortion; the risk of illiquidity; and the risk of error in anticipating price movement.


     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contracts. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.


     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures contract market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures contract market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures contract market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures contract markets may cause temporary price distortions. Due to the possibility of price distortion in the futures contract markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

     There is also the risk that futures contract markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures contracts only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures contract position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.



     Successful use of futures contracts is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.



     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures contract exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.



     The Fund will not enter into futures contracts or options transactions (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceed 5% of the fair market value of the Fund's assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. To prevent leverage in connection with the purchase of futures contracts by the Fund, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account.


OPTIONS ON FUTURES CONTRACTS

     The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures contract position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purposes as, the sale of a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts.



     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures contracts. The Adviser will not purchase options on futures contracts on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a future contract would result in a loss to the Fund when the use of a future contract would not.


ADDITIONAL RISKS OF OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.


     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures contracts or options on futures contracts, the Fund could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.


USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS


     Many derivative transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities to the extent the Fund's obligations are not otherwise "covered" as described above. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or, subject to applicable regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Derivative transactions may be covered by other means when consistent with applicable regulatory policies.


                            INVESTMENT RESTRICTIONS


     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:


      1. Make loans except that the Fund may invest up to 25% of the Fund's total assets in repurchase agreements.

      2. Sell short or buy on margin, but the Fund may engage in transaction in options, futures contracts and related options and make margin deposits and payments in connection therewith.

      3. Primarily engage in the underwriting or distribution of securities.

      4. Make any investment in real estate, commodities or commodities contracts; however, the Fund is not prohibited from investing in securities issued by a real estate investment trust, provided that such trust is not permitted to invest in real estate or interests in real estate other than mortgages or other security interests, and the Fund is not prohibited from entering into transactions in futures contracts and related options.

      5. Make any investment in any security about which information is not available with respect to history, management, assets, earnings, and income of the issuer, except that the Fund may purchase securities of other investment companies to the extent permitted (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      6. Make any investment which involves promotion or business management by the Fund or which would subject the Fund to unlimited liability.

      7. Invest more than 5% of the value of its assets in the securities of any one issuer (with the exception of U.S. government securities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      8. Invest more than 25% of the value of its assets in securities issued by companies in any one industry, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      9. Borrow more than 10% of the value of its net assets valued at the lower of cost or market at the time of borrowing; and then only from banks and undertaken as a temporary measure for extraordinary or emergency purposes; or pledge, transfer, assign or otherwise encumber its assets except to secure such borrowing and in an amount not exceeding the amount of the borrowing. Notwithstanding the foregoing, the Fund may engage in transactions in options, futures contracts and related options, segregate or deposit assets to cover or secure options written, and make margin deposits or payments for futures contracts and related options.

     10. Invest in companies for the purpose of exercising control, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     11. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.


     12. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities, or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover."

     In addition to the foregoing, the Fund has adopted additional investment restrictions which may be changed by the Fund's Board of Trustees without a vote of shareholders. These restrictions provide that the Fund may not:

      1. Invest more than 5% of the value of its total assets in securities of companies which (including predecessor companies or operations) have been in business less than three years, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      2. Pledge, mortgage or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities plus the sales load will exceed 10% of the offering price of the Fund's shares. Notwithstanding the foregoing, the Fund may engage in transactions in options, futures contracts and related options, segregate or deposit assets to cover or secure options written, and make margin deposits or payments for futures contracts and related options.

      3. Engage in the underwriting of securities of other issuers, except that the Fund may sell an investment position even though it may be deemed to be an underwriter as that term is defined under the 1933 Act.

      4. Acquire any private placement if it would cause more than 2% of the net assets of the Fund, as determined at the time the Fund agrees to any such acquisition, to be invested in private placements and other assets not having readily available market quotations, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      5. Purchase or retain securities of a company which has an officer or director who is an officer or director of the Fund or its Adviser if, to the knowledge of the Fund, one or more such persons own beneficially more than 1/2 of 1% of the shares of the company, and all such persons own more than 5% thereof.

      6. Invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitations.

      7. Invest more than 10% of its net assets (determined at the time of investment) in illiquid securities and repurchase agreements that have a maturity of longer than seven days.

      8. Invest in interests in oil, gas, or other mineral exploration or developmental programs.

                             TRUSTEES AND OFFICERS



     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen System Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).



                                    TRUSTEES



                                                       PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
          ---------------------                       --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of
1632 Morning Mountain Road                  the funds in the Fund Complex. Co-founder, and
Raleigh, NC 27614                           prior to August 1996, Chairman, Chief Executive
Date of Birth: 07/14/32                     Officer and President, MDT Corporation (now
Age: 68                                     known as Getinge/Castle, Inc., a subsidiary of
                                            Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services
                                            medical and scientific equipment.
Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological
53 Monarch Bay Drive                        company, and Director of Valero Energy
Dana Point, CA 92629                        Corporation, an independent refining company.
Date of Birth: 09/16/38                     Trustee/Director of each of the funds in the
Age: 62                                     Fund Complex. Prior to January 1999, Chairman
                                            and Chief Executive Officer of The Allstate
                                            Corporation ("Allstate") and Allstate Insurance
                                            Company. Prior to January 1995, President and
                                            Chief Executive Officer of Allstate. Prior to
                                            August 1994, various management positions at
                                            Allstate.

                                                       PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
          ---------------------                       --------------------------
Linda Hutton Heagy........................  Managing Partner of Heidrick & Struggles, an
Sears Tower                                 executive search firm. Trustee/Director of each
233 South Wacker Drive                      of the funds in the Fund Complex. Prior to
Suite 7000                                  1997, Partner, Ray & Berndtson, Inc., an
Chicago, IL 60606                           executive recruiting and management consulting
Date of Birth: 06/03/48                     firm. Formerly, Executive Vice President of ABN
Age: 52                                     AMRO, N.A., a Dutch bank holding company. Prior
                                            to 1992, Executive Vice President of La Salle
                                            National Bank. Trustee on the University of
                                            Chicago Hospitals Board, Vice Chair of the
                                            Board of The YMCA of Metropolitan Chicago and a
                                            member of the Women's Board of the University
                                            of Chicago. Prior to 1996, Trustee of The
                                            International House Board, a fellowship and
                                            housing organization for international graduate
                                            students.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of
11 DuPont Circle, N.W.                      the United States, an independent U.S.
Washington, D.C. 20016                      foundation created to deepen understanding,
Date of Birth: 02/29/52                     promote collaboration and stimulate exchanges
Age: 49                                     of practical experience between Americans and
                                            Europeans. Trustee/Director of each of the
                                            funds in the Fund Complex. Formerly, advisor to
                                            the Dennis Trading Group Inc., a managed
                                            futures and option company that invests money
                                            for individuals and institutions. Prior to
                                            1992, President and Chief Executive Officer,
                                            Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation.
Mitchell M. Merin*........................  President and Chief Operating Officer of Morgan
Two World Trade Center                      Stanley Investment Management since December
66th Floor                                  1998. President and Director since April 1997
New York, NY 10048                          and Chief Executive Officer since June 1998 of
Date of Birth: 08/13/53                     Morgan Stanley Dean Witter Advisors Inc. and
Age: 47                                     Morgan Stanley Dean Witter Services Company
                                            Inc. Chairman, Chief Executive Officer and
                                            Director of Morgan Stanley Dean Witter
                                            Distributors Inc. since June 1998. Chairman and
                                            Chief Executive Officer since June 1998, and
                                            Director since January 1998, of Morgan Stanley
                                            Dean Witter Trust FSB. Director of various
                                            Morgan Stanley Dean Witter subsidiaries.
                                            President of the Morgan Stanley Dean Witter
                                            Funds since May 1999. Trustee/Director of each
                                            of the funds in the Fund Complex. Previously
                                            Chief Strategic Officer of Morgan Stanley Dean
                                            Witter Advisors Inc. and Morgan Stanley Dean
                                            Witter Services Company Inc. and Executive Vice
                                            President of Morgan Stanley Dean Witter
                                            Distributors Inc. April 1997-June 1998, Vice
                                            President of the Morgan Stanley Dean Witter
                                            Funds May 1997-April 1999, and Executive Vice
                                            President of Dean Witter, Discover & Co.

                                                       PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
          ---------------------                       --------------------------
Jack E. Nelson............................  President and owner, Nelson Investment Planning
423 Country Club Drive                      Services, Inc., a financial planning company
Winter Park, FL 32789                       and registered investment adviser in the State
Date of Birth: 02/13/36                     of Florida. President and owner, Nelson Ivest
Age: 65                                     Brokerage Services Inc., a member of the
                                            National Association of Securities Dealers,
                                            Inc. and Securities Investors Protection Corp.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex.
Richard F. Powers, III*...................  Chairman, President and Chief Executive Officer
1 Parkview Plaza                            of Van Kampen Investments. Chairman, Director
P.O. Box 5555                               and Chief Executive Officer of the Advisers,
Oakbrook Terrace, IL 60181-5555             the Distributor, Van Kampen Advisors Inc. and
Date of Birth: 02/02/46                     Van Kampen Management Inc., since 1998.
Age: 55                                     Director and officer of certain other
                                            subsidiaries of Van Kampen Investments. Chief
                                            Sales and Marketing Officer of Morgan Stanley
                                            Investment Management. Trustee/Director and
                                            President of each of the funds in the Fund
                                            Complex. Trustee, President and Chairman of the
                                            Board of other investment companies advised by
                                            the Advisers and their affiliates, and Chief
                                            Executive Officer of Van Kampen Exchange Fund.
                                            Prior to May 1998, Executive Vice President and
                                            Director of Marketing at Morgan Stanley Dean
                                            Witter and Director of Dean Witter Discover &
                                            Co. and Dean Witter Realty. Prior to 1996,
                                            Director of Dean Witter Reynolds Inc.
Phillip B. Rooney.........................  President of ServiceMaster Management Services,
One ServiceMaster Way                       a network of quality service companies, since
Downers Grove, IL 60515                     January 2001. Director of Illinois Tool Works,
Date of Birth: 07/08/44                     Inc., a manufacturing company, since 1990.
Age: 56                                     Trustee of the University of Notre Dame since
                                            1993. Trustee/Director of each of the funds in
                                            the Fund Complex. Prior to 2001, Director of
                                            the Urban Shopping Centers Inc., a retail
                                            management company. Vice Chairman from April
                                            1997 to April 2000 and Director from 1994 to
                                            2000 of The ServiceMaster Company, a business
                                            and consumer services company. Prior to 1998,
                                            Director of Stone Container Corp., a paper
                                            manufacturing company. President and Chief
                                            Executive Officer of Waste Management, Inc., an
                                            environmental services company, from June 1996
                                            through February 1997, and from November 1984
                                            through June 1996 Mr. Rooney was President and
                                            Chief Operating Officer of Waste Management,
                                            Inc.

                                                       PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
          ---------------------                       --------------------------
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps,
333 West Wacker Drive                       Slate, Meagher & Flom (Illinois), legal counsel
Chicago, IL 60606                           to the funds in the Fund Complex and other
Date of Birth: 08/22/39                     investment companies advised by the Advisers.
Age: 61                                     Trustee/Director of each of the funds in the
                                            Fund Complex, and Trustee/ Managing General
                                            Partner of other investment companies advised
                                            by the Advisers.

Suzanne H. Woolsey........................  Chief Operating Officer of the National Academy
2101 Constitution Ave., N.W.                of Sciences/National Research Council, an
Room 206                                    independent, federally chartered policy
Washington, D.C. 20418                      institution, since 1993. Director of Neurogen
Date of Birth: 12/27/41                     Corporation, a pharmaceutical company, since
Age: 59                                     January 1998. Director of the German Marshall
                                            Fund of the United States, Trustee of Colorado
                                            College, and Vice Chair of the Board of the
                                            Council for Excellence in Government. Trustee/
                                            Director of each of the funds in the Fund
                                            Complex. Prior to 1993, Executive Director of
                                            the Commission on Behavioral and Social
                                            Sciences and Education at the National Academy
                                            of Sciences/National Research Council. From
                                            1980 through 1989, Partner of Coopers &
                                            Lybrand.


------------------------------------


*Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of each of the funds in the Fund Complex by reason of his firm currently acting as legal counsel to each of the funds in the Fund Complex. Messrs. Merin and Powers are interested persons of each of the funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

                                    OFFICERS



     Messrs. Smith, Santo, Ciccarone, Reynoldson, Sullivan and Zimmermann are located at 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555. Mr. Boyd is located at 2800 Post Oak Blvd., Houston, TX 77056.



      NAME, AGE, POSITIONS AND                        PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                            DURING PAST 5 YEARS
      ------------------------                        ---------------------

Stephen L. Boyd......................  Managing Director and Chief Investment Officer of
Date of Birth: 11/16/40                Van Kampen Investments, and Managing Director,
Executive Vice President and Chief     President and Chief Operating Officer of the
Investment Officer                     Advisers, Van Kampen Management Inc. and Van Kampen
Age: 60                                Advisors Inc. Executive Vice President and Chief
                                       Investment Officer of each of the funds in the Fund
                                       Complex and certain other investment companies
                                       advised by the Advisers or their affiliates. Prior
                                       to December 2000, Executive Vice President and
                                       Chief Investment Officer of Van Kampen Investments,
                                       and President and Chief Operating Officer of the
                                       Advisers. Prior to April 2000, Executive Vice
                                       President and Chief Investment Officer for Equity
                                       Investments of the Advisers. Prior to October 1998,
                                       Vice President and Senior Portfolio Manager with
                                       AIM Capital Management, Inc. Prior to February
                                       1998, Senior Vice President and Portfolio Manager
                                       of Van Kampen American Capital Asset Management,
                                       Inc., Van Kampen American Capital Investment
                                       Advisory Corp. and Van Kampen American Capital
                                       Management, Inc.

A. Thomas Smith III..................  Managing Director, General Counsel, Secretary and
Date of Birth: 12/14/56                Director of Van Kampen Investments, the Advisers,
Vice President and Secretary           Van Kampen Advisors Inc., Van Kampen Management
Age: 44                                Inc., the Distributor, Investor Services, and
                                       certain other subsidiaries of Van Kampen
                                       Investments. Vice President and Secretary of each
                                       of the funds in the Fund Complex and Vice President
                                       and Secretary/Vice President, Principal Legal
                                       Officer and Secretary of other investment companies
                                       advised by the Advisers or their affiliates. Prior
                                       to December 2000, Executive Vice President, General
                                       Counsel, Secretary and Director of Van Kampen
                                       Investments, the Advisers, Van Kampen Advisors
                                       Inc., Van Kampen Management Inc., the Distributor,
                                       Investor Services and certain other subsidiaries of
                                       Van Kampen Investments. Prior to January 1999, Vice
                                       President and Associate General Counsel to New York
                                       Life Insurance Company ("New York Life"), and prior
                                       to March 1997, Associate General Counsel of New
                                       York Life. Prior to December 1993, Assistant
                                       General Counsel of The Dreyfus Corporation. Prior
                                       to August 1991, Senior Associate, Willkie Farr &
                                       Gallagher. Prior to January 1989, Staff Attorney at
                                       the Securities and Exchange Commission, Division of
                                       Investment Management, Office of Chief Counsel.

      NAME, AGE, POSITIONS AND                        PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                            DURING PAST 5 YEARS
      ------------------------                        ---------------------
Michael H. Santo.....................  Managing Director, Chief Operations and Technology
Date of Birth: 10/22/55                Officer and Director of Van Kampen Investments, the
Vice President                         Advisers, the Distributor, Van Kampen Advisors
Age: 45                                Inc., Van Kampen Management Inc. and Investor
                                       Services, and serves as a Director or Officer of
                                       certain other subsidiaries of Van Kampen
                                       Investments. Vice President of each of the funds in
                                       the Fund Complex and certain other investment
                                       companies advised by the Advisers and their
                                       affiliates. Prior to December 2000, Executive Vice
                                       President, Chief Administrative Officer and
                                       Director of Van Kampen Investments, the Advisers,
                                       the Distributor, Van Kampen Advisors Inc., Van
                                       Kampen Management Inc. and Investor Services. Prior
                                       to 1998, Senior Vice President and Senior Planning
                                       Officer for Individual Asset Management of Morgan
                                       Stanley Dean Witter and its predecessor since 1994.
                                       From 1990-1994, First Vice President and Assistant
                                       Controller in Dean Witter's Controller's
                                       Department.

Richard A. Ciccarone.................  Principal and Co-head of the Fixed Income
Date of Birth: 06/15/52                Department of the Advisers, Van Kampen Management
Vice President                         Inc. and Van Kampen Advisors Inc. Prior to December
Age: 48                                2000, Senior Vice President of the Advisers, Van
                                       Kampen Management Inc. and Van Kampen Advisors Inc.
                                       Prior to May 2000, he served as Co-head of
                                       Municipal Investments and Director of Research of
                                       the Advisers, Van Kampen Management Inc. and Van
                                       Kampen Advisors Inc. Mr. Ciccarone first joined the
                                       Adviser in June 1983, and worked for the Adviser
                                       until May 1989, with his last position being a Vice
                                       President. From June 1989 to April 1996, he worked
                                       at EVEREN Securities (formerly known as Kemper
                                       Securities), with his last position at EVEREN being
                                       an Executive Vice President.

John R. Reynoldson...................  Principal and Co-head of the Fixed Income
Date of Birth: 05/15/53                Department of the Advisers, Van Kampen Management
Vice President                         Inc. and Van Kampen Advisors Inc. Prior to December
Age: 47                                2000, Senior Vice President of the Advisers, Van
                                       Kampen Management Inc. and Van Kampen Advisors Inc.
                                       Prior to May 2000, he managed the investment grade
                                       taxable group for the Advisers since July 1999.
                                       From July 1988 to June 1999, he managed the
                                       government securities bond group for Asset
                                       Management. Mr. Reynoldson has been with Asset
                                       Management since April 1987, and has been a Senior
                                       Vice President of Asset Management since July 1988.
                                       He has been a Senior Vice President of Advisory
                                       Corp. and Van Kampen Management Inc. since June
                                       1995 and Senior Vice President of Van Kampen
                                       Advisors Inc. since June 2000.

      NAME, AGE, POSITIONS AND                        PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                            DURING PAST 5 YEARS
      ------------------------                        ---------------------
John L. Sullivan.....................  Senior Vice President of Van Kampen Investments,
Date of Birth: 08/20/55                the Advisers, Van Kampen Management Inc. and Van
Vice President, Chief Financial        Kampen Advisors Inc. Vice President, Chief
Officer and Treasurer                  Financial Officer and Treasurer of each of the
Age: 45                                funds in the Fund Complex and certain other
                                       investment companies advised by the Advisers or
                                       their affiliates.

John H. Zimmermann, III..............  Managing Director and Director of Van Kampen
Date of Birth: 11/25/57                Investments, and Managing Director, President and
Vice President                         Director of the Distributor. Vice President of each
Age: 43                                of the funds in the Fund Complex. Prior to December
                                       2000, President of Van Kampen Insurance Agency of
                                       Illinois Inc., and Senior Vice President and
                                       Director of Van Kampen Investments. From November
                                       1992 to December 1997, Mr. Zimmermann was Senior
                                       Vice President of the Distributor.



     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 61 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of the Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



     The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director, provided that no compensation will be paid in connection with certain telephonic special meetings.



     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.



     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.



     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.


                               COMPENSATION TABLE


                                                                        Fund Complex
                                                         -------------------------------------------
                                                                         Aggregate
                                                                         Estimated
                                                          Aggregate       Maximum
                                                         Pension or       Annual           Total
                                                         Retirement    Benefits from   Compensation
                        Year First                        Benefits       the Fund         before
                       Appointed or      Aggregate       Accrued as       Complex      Deferral from
                        Elected to      Compensation       Part of         Upon            Fund
       Name(1)          the Board     from the Fund(2)   Expenses(3)   Retirement(4)    Complex(5)
       -------         ------------   ----------------   -----------   -------------   -------------
J. Miles Branagan          1991           $ 4,969          $48,349        $60,000        $123,400
Jerry D. Choate            1999             4,969           17,925         60,000         123,400
Linda Hutton Heagy         1995             4,969            5,242         60,000         123,400
R. Craig Kennedy           1995             4,969            3,556         60,000         123,400
Jack E. Nelson             1995             4,969           24,881         60,000         123,400
Phillip B. Rooney          1997             4,969            8,458         60,000         123,400
Wayne W. Whalen            1995             4,969           17,005         60,000         123,400
Suzanne H. Woolsey         1999             4,969           11,238         60,000         123,400


------------------------------------


(1) Trustees not eligible for compensation are not included in the Compensation Table. Paul G. Yovovich resigned as a member of the Board of Trustees for the Fund and other funds in the Fund Complex on April 14, 2000. Fernando Sisto retired as a member of the Board of Trustees for the Fund and other funds in the Fund Complex on December 31, 2000.



(2) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year ended December 31, 2000. The following trustees deferred compensation from the Fund during the fiscal year ended December 31, 2000: Mr. Branagan, $4,969; Mr. Choate, $4,969; Ms. Heagy, $4,969;

Mr. Kennedy, $3,429; Mr. Nelson, $4,969; Mr. Rooney, $4,969 and Mr. Whalen, $4,969. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Fund as of December 31, 2000 is as follows: Mr. Branagan, $26,678; Mr. Choate, $7,697; Ms. Heagy, $19,553; Mr. Kennedy, $16,862; Mr. Miller, $4,312; Mr. Nelson, $37,970; Mr. Rees,
     $37,685; Mr. Robinson, $9,661; Mr. Rooney, $23,045; Mr. Sisto, $68,064; and
     Mr. Whalen, $26,539. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2000. The retirement plan is described above the Compensation Table.


(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table.


(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2000 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 2000. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $294,400 during the calendar year ended December 31, 2000.



     The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


     As of April 2, 2001, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.


                         INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the cost of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments), and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Advisory Agreement.


     The fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments in connection with the purchase and sale of portfolio investments less any direct expenses incurred by such subsidiary of Van Kampen Investments in connection with obtaining such commissions, fees, brokerage or similar payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the Fund's benefit and to advise the Trustees of the Fund of any other commissions, fees, brokerage or similar payments which may be possible for the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.


     The Advisory Agreement also provides that, in the event the ordinary business expenses of the Fund for any fiscal year exceed 1.5% of the first $30 million of the Fund's average daily net assets plus 1% of any excess over $30 million, the compensation due the

Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses include the investment advisory fee and other operating costs paid by the Fund except (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Advisory Agreement and (4) payments made by the Fund pursuant to the distribution plans.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


     During the fiscal years ended December 31, 2000, 1999 and 1998, the Adviser received approximately $16,803,500, $14,030,000 and $11,985,200, respectively, in advisory fees from the Fund.


                                OTHER AGREEMENTS

     Accounting Services Agreement. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.


     During the fiscal years ended December 31, 2000, 1999 and 1998, Advisory Corp. received approximately $233,900, $640,300 and $594,200, respectively, in accounting services fees from the Fund.


                            DISTRIBUTION AND SERVICE


     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the

Fund's outstanding voting securities and (b) a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.



                                                                 Total            Amounts
                                                              Underwriting      Retained by
                                                              Commissions       Distributor
                                                              ------------      -----------
Fiscal year ended December 31, 2000.....................      $12,061,302       $1,796,435
Fiscal year ended December 31, 1999.....................      $ 7,195,313       $  914,283
Fiscal year ended December 31, 1998.....................      $ 6,296,136       $  859,326


     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                     Total Sales Charge
                                                  -------------------------         Reallowed
                                                  As % of       As % of Net        To Dealers
                  Size of                         Offering        Amount            As a % of
                 Investment                        Price         Invested        Offering Price
------------------------------------------------------------------------------------------------
Less than $50,000...........................       5.75%           6.10%              5.00%
$50,000 but less than $100,000..............       4.75%           4.99%              4.00%
$100,000 but less than $250,000.............       3.75%           3.90%              3.00%
$250,000 but less than $500,000.............       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000...........       2.00%           2.04%              1.75%
$1,000,000 or more..........................           *               *                  *
------------------------------------------------------------------------------------------------


* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor, the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.


     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.


     With respect to Class D Shares, there are no sales charges paid by investors and no commissions or transaction fees paid to authorized dealers.


     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets of the Fund and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.


     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to its Class A Shares, Class B Shares and Class C Shares. There is no distribution plan or service plan in effect for Class D Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.


     The Distributor must submit quarterly reports to the Fund's Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or (ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.


     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.



     As of December 31, 2000, there were $30,107,442 and $1,331,278 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 2.95% and 1.13% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.



     For the fiscal year ended December 31, 2000, the Fund's aggregate expenses paid under the Plans for Class A Shares were $6,249,606 or 0.23% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended December 31, 2000, the Fund's aggregate expenses paid under the Plans for Class B Shares were $11,068,166 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $8,272,769 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $2,795,397 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended December 31, 2000, the Fund's aggregate expenses paid under the Plans for Class C Shares were $1,377,037 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments; $468,822 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $908,215 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.



     The Distributor has entered into agreements whereby shares of the Fund will be offered pursuant to retirement plan alliance programs with the following firms: (i) Fidelity Brokerage Services, Inc. & National Financial Services Corporation, (ii) GreatWest Life & Annuity Insurance Company/BenefitsCorp Equities, Inc., (iii) Hewitt Associates, LLC, (iv) Huntington Bank, (v) Invesco Retirement and Benefit Services, Inc., (vi) Lincoln National Life Insurance Company, (vii) Merrill Lynch Pierce, Fenner & Smith, Incorporated, (viii) Morgan Stanley DW Inc., (ix) National Deferred Compensation, Inc., (x) Nationwide Investment Services Corporation, (xi) Norwest Bank Minnesota, N.A./ Wells Fargo Bank, N.A., (xii) The Prudential Insurance Company of America, (xiii) Charles Schwab & Co., Inc., (xiv) Smith Barney, Inc., (xv) Union Bank of California, N.A., (xvi) Buck Consultants, Inc., (xvii) The Vanguard Group, Inc.,

(xviii) American Century Retirement Plan Services, and (xix) Sungard Investment Products Inc. Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through a broker-dealer retirement plan alliance program should contact the firms mentioned above for further information concerning the program(s) including, but not limited to, minimum size and operational requirements.


                                 TRANSFER AGENT

     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Board of Trustees of the Fund.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.


     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.


     The Fund paid the following commissions to all brokers and affiliated brokers during the years shown:

     Commissions Paid:


                                                                       Affiliated Brokers
                                                                       ------------------
                                                            All         Morgan      Dean
                                                          Brokers      Stanley     Witter
                                                          -------      -------     ------
Fiscal year ended December 31, 2000..................    $5,981,547    $210,400    $   --
Fiscal year ended December 31, 1999..................    $7,090,125    $108,880    $   --
Fiscal year ended December 31, 1998..................    $4,420,585    $     --    $   --
Fiscal year 2000 Percentages:
  Commissions with affiliate to total commissions..................       3.52%        --
  Value of brokerage transactions with affiliate to total
     transactions..................................................       0.69%        --

     During the fiscal year ended December 31, 2000, the Fund paid $4,223,121 in brokerage commissions on transactions totalling $4,291,374,851 to brokers selected primarily on the basis of research services provided to the Adviser.


                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT


     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.


SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS


     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Money Purchase and Profit Sharing Keogh plans.

AUTOMATED CLEARING HOUSE("ACH") DEPOSITS


     Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired).


DIVIDEND DIVERSIFICATION


     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.


SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan which can be established on a form made available by the Fund when Van Kampen Trust Company serves as a plan custodian. See "Shareholder Services--Retirement Plans."


     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.


REINSTATEMENT PRIVILEGE



     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C (defined below) to subsequent redemptions. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale. There is no reinstatement privilege for Class D Shares of the Fund.


                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the

Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.


                    CONTINGENT DEFERRED SALES CHARGE-CLASS A


     As described in the Class A, B and C Shares Prospectus under "Purchase of Shares--Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC--Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.



                         WAIVER OF CLASS B AND CLASS C


                       CONTINGENT DEFERRED SALES CHARGES


     As described in the Class A, B and C Shares Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS


     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Van Kampen funds that participate in the exchange privilege program; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury Regulation Section 1.401(k)-1(d)(2), or from the death or disability of the employee (see Code
Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code
Section 401(a)(9).


     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.


     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Class A, B and C Shares Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES


     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.


REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND


     The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.



     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.


     To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.



     Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt for cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.


     PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in non-U.S. corporations that could be classified as "passive foreign investment companies" as defined for federal income tax purposes. For federal income tax purposes, such an investment may, among other things, cause the Fund to recognize income or gain without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would otherwise have been treated as capital gain.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gain regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.


     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from the Fund may be eligible for the dividends received deduction for corporations if the Fund receives qualifying dividends during the year and if certain requirements of the Code are satisfied.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.


     Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gain. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.


SALE OF SHARES


     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares sold are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.


CAPITAL GAINS RATES

     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

WITHHOLDING ON PAYMENTS TO NON-U.S. SHAREHOLDERS



     A shareholder who is not (i) a citizen or resident of the United States,
(ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source or (iv) a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust (a "Non-U.S. Shareholder") generally will be subject to withholding of United States federal income tax at a 30% rate (or lower applicable treaty rate) on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a United States trade or business carried on by such shareholder, provided that the shareholder furnish to the Fund a properly completed Internal Revenue Service ("IRS") Form W-8BEN certifying the shareholder's non-U.S. status.



     Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to U.S. federal income tax in the case of
(i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and gross proceeds paid to them upon the sale of their shares. See "Backup Withholding" and "Information Reporting" below.



     If income from the Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's U.S. trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S. citizens or domestic corporations. To establish that income from the Fund or gains realized from the sale of shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide the Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a U.S. trade or business.



     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed IRS Form W-8BEN certifying their entitlement thereto. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, persons holding an interest in the entity will need to provide the required certification. For example, an individual Non-U.S. Shareholder who holds shares in the Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to the Fund to claim the benefits of an applicable tax treaty. Non-U.S. investors are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

BACKUP WITHHOLDING


     The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number or to certify its non-U.S. status (in the case of a Non-U.S. Shareholder), (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.



     Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding on capital gain dividends and gross proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-U.S. status.


     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING


     The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder) the amount of dividends paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such dividends. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the aggregate amount of dividends, capital gain dividends or gross proceeds, paid that are subject to withholding (if any) and the amount of tax withheld with respect to such amounts pursuant to the withholding rules. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.


GENERAL


     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.


                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods. Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Since Class A Shares of the Fund were offered at a maximum sales charge of 8.50% prior to June 12, 1989, actual Fund total return would have been somewhat less than that computed on the basis of the current maximum sales charge. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund.


     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.


     Total return is calculated separately for Class A Shares, Class B Shares, Class C Shares and Class D Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge; total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.



     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.



     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

CLASS A SHARES


     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended December 31, 2000 was -19.87%, (ii) the five-year period ended December 31, 2000 was 14.72% and (iii) the ten-year period ended December 31, 2000 was 16.09%.



     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to December 31, 2000 was 32,999.64%.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to December 31, 2000 was 34,981.65%.


CLASS B SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended December 31, 2000 was -19.31%, (ii) the five-year period ended December 31, 2000 was 15.01%, and (iii) the approximately nine-year period since December 20, 1991 (the commencement of distribution for Class B Shares of the
Fund) through December 31, 2000 was 14.79%. This return reflects conversion of Class B Shares to Class A Shares six years after the end of the calendar month in which such shares were purchased.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from December 20, 1991 (commencement of distribution of Class B Shares) to December 31, 2000 was 255.55%. This return reflects conversion of Class B Shares to Class A Shares six years after the end of the calendar month in which such shares were purchased.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from December 20, 1991 (commencement of distribution of Class B Shares) to December 31, 2000 was 255.55%. This return reflects conversion of Class B Shares to Class A Shares six years after the end of the calendar month in which such shares were purchased.


CLASS C SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended December 31, 2000 was -16.28%, (ii) the five-year period ended December 31, 2000 was 15.24%, and (iii) the approximately seven-year, six-month period since July 20, 1993 (the commencement of distribution for Class C Shares of the Fund) through December 31, 2000 was 15.02%.

     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from July 20, 1993 (commencement of distribution of Class C Shares) to December 31, 2000 was 183.60%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from December 31, 1993 (commencement of distribution of Class C Shares) to December 31, 2000 was 183.60%.


     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

CLASS D SHARES


     The Fund's average annual total return for Class D Shares of the Fund for the approximately two-month period since October 17, 2000 (the commencement of distribution of Class D Shares) to December 31, 2000 was -11.94%.


                               OTHER INFORMATION

CUSTODY OF ASSETS


     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.


SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

INDEPENDENT AUDITORS


     Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent auditors.


     PricewaterhouseCoopers LLP, located at 200 East Randolph Drive, Chicago, Illinois 60601 ("PWC"), ceased being the Fund's independent auditors effective May 25, 2000. The cessation of the client-auditor relationship between the Fund and PWC was based solely on a possible future business relationship by PWC with an affiliate of the Fund's investment adviser. The change in independent auditors was approved by the Fund's audit committee and the Fund's Board of Trustees, including Trustees who are not "interested persons" of the Fund (as defined in the 1940 Act).

LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Enterprise Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Enterprise Fund (the "Fund"), as of December 31, 2000, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Fund for the year ended December 31, 1999 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2000 the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

[SIG]

Chicago, Illinois
February 6, 2001

                BY THE NUMBERS

YOUR FUND'S INVESTMENTS

December 31, 2000
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMMON STOCKS  96.0%
ALTERNATIVE CARRIERS  0.7%
Qwest Communications International, Inc. (a)...............    623,000   $   25,543,000
                                                                         --------------

APPAREL RETAIL  0.4%
Limited, Inc. .............................................    833,000       14,213,062
                                                                         --------------

APPLICATION SOFTWARE  1.5%
BEA Systems, Inc. (a)......................................    120,000        8,077,500
i2 Technologies, Inc. (a)..................................    228,000       12,397,500
Rational Software Corp. (a)................................    572,000       22,272,250
Siebel Systems, Inc. (a)...................................    132,000        8,926,500
                                                                         --------------
                                                                             51,673,750
                                                                         --------------
BANKS  5.3%
Bank of America Corp. .....................................    253,000       11,606,375
Bank of New York Co., Inc. ................................    367,000       20,253,812
FleetBoston Financial Corp. ...............................    700,000       26,293,750
Golden West Financial Corp. ...............................    509,000       34,357,500
J.P. Morgan Chase & Co. ...................................    178,000        8,087,875
Mellon Financial Corp. ....................................    313,000       15,395,687
Northern Trust Corp. ......................................    133,000       10,847,812
Washington Mutual, Inc. ...................................    606,000       32,155,875
Wells Fargo Co. ...........................................    408,000       22,720,500
                                                                         --------------
                                                                            181,719,186
                                                                         --------------
BIOTECHNOLOGY  1.0%
IDEC Pharmaceuticals Corp. (a).............................    174,000       32,983,875
                                                                         --------------

BREWERS  0.7%
Anheuser-Busch Cos., Inc. .................................    532,000       24,206,000
                                                                         --------------

CABLE TELEVISION  0.4%
Comcast Corp., Class A (a).................................    354,000       14,779,500
                                                                         --------------

CASINO & GAMING  0.3%
Park Place Entertainment Corp. (a).........................    996,000       11,889,750
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMPUTER STORAGE & PERIPHERALS  2.7%
EMC Corp. (a)..............................................  1,271,000   $   84,521,500
Network Appliance, Inc. (a)................................    115,000        7,381,562
                                                                         --------------
                                                                             91,903,062
                                                                         --------------
COMPUTERS & ELECTRONIC RETAIL  0.7%
RadioShack Corp. ..........................................    552,000       23,632,500
                                                                         --------------

CONSUMER FINANCE  2.0%
Capital One Financial Corp. ...............................    288,000       18,954,000
Household International, Inc. .............................    263,000       14,465,000
MBNA Corp. ................................................    433,000       15,993,937
Providian Financial Corp. .................................    340,000       19,550,000
                                                                         --------------
                                                                             68,962,937
                                                                         --------------
DEPARTMENT STORES  0.5%
Kohl's Corp. (a)...........................................    291,000       17,751,000
                                                                         --------------

DIVERSIFIED FINANCIAL SERVICES  6.5%
American Express Co. (a)...................................    303,000       16,646,062
Charles Schwab Corp. ......................................    594,000       16,854,750
Citigroup, Inc. ...........................................    974,000       49,734,875
Convergys Corp. (a)........................................    217,000        9,832,812
Fannie Mae.................................................    750,000       65,062,500
Freddie Mac................................................    580,000       39,947,500
Merrill Lynch & Co., Inc. .................................    168,000       11,455,500
T Rowe Price Group, Inc. ..................................    308,000       13,017,812
                                                                         --------------
                                                                            222,551,811
                                                                         --------------
DRUG RETAIL  1.0%
Walgreen Co. ..............................................    784,000       32,781,000
                                                                         --------------

ELECTRIC UTILITIES  0.3%
Calpine Corp. (a)..........................................    201,400        9,075,587
                                                                         --------------

ELECTRONIC EQUIPMENT & INSTRUMENTS  2.9%
Applied Micro Circuits Corp. (a)...........................    220,000       16,510,312
Broadcom Corp., Class A (a)................................     90,000        7,560,000
Jabil Circuit, Inc. (a)....................................    138,000        3,501,750
Sanmina Corp. (a)..........................................    569,000       43,599,625
Waters Corp. (a)...........................................    326,000       27,221,000
                                                                         --------------
                                                                             98,392,687
                                                                         --------------
ENVIRONMENTAL SERVICES  1.0%
Waste Management, Inc. ....................................  1,208,900       33,546,975
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
FOOD RETAIL  4.7%
Kroger Co. (a).............................................  1,480,000   $   40,052,500
Safeway, Inc. (a)..........................................  1,913,000      119,562,500
                                                                         --------------
                                                                            159,615,000
                                                                         --------------
HEALTH CARE DISTRIBUTORS & SERVICES  1.3%
Cardinal Health, Inc. .....................................    441,000       43,934,625
                                                                         --------------

HEALTH CARE EQUIPMENT  1.7%
Applera Corp.--Celera Genomics Group (a)...................    282,000       26,525,625
Baxter International, Inc. ................................    364,200       32,163,412
                                                                         --------------
                                                                             58,689,037
                                                                         --------------
HEALTH CARE FACILITIES  1.1%
HCA--The Healthcare Co. ...................................    450,000       19,804,500
Tenet Healthcare Corp. (a).................................    410,000       18,219,375
                                                                         --------------
                                                                             38,023,875
                                                                         --------------
HEALTH CARE SUPPLIES  1.2%
Allergan, Inc. ............................................    410,000       39,693,125
                                                                         --------------

HOTELS  1.1%
Starwood Hotels & Resorts Worldwide, Inc., Class B.........  1,026,900       36,198,225
                                                                         --------------

INDUSTRIAL CONGLOMERATES  7.5%
General Electric Co. ......................................  2,182,000      104,599,625
Minnesota Mining & Manufacturing Co. ......................    153,000       18,436,500
Southern Energy, Inc. (a)..................................    165,000        4,671,563
Tyco International Ltd. ...................................  2,325,000      129,037,500
                                                                         --------------
                                                                            256,745,188
                                                                         --------------
INSURANCE BROKERS  0.2%
Marsh & McLennan Cos., Inc. ...............................     58,000        6,786,000
                                                                         --------------

INTERNET SOFTWARE & SERVICES  0.7%
America Online, Inc. (a)...................................    665,000       23,142,000
                                                                         --------------

IT CONSULTING & SERVICES  1.2%
Check Point Software Technologies Ltd. (a).................    244,000       32,589,250
SunGard Data Systems, Inc. (a).............................    174,000        8,199,750
                                                                         --------------
                                                                             40,789,000
                                                                         --------------
LIFE & HEALTH INSURANCE  1.4%
American General Corp. ....................................    140,000       11,410,000
John Hancock Financial Services (a)........................    302,000       11,362,750
Metlife, Inc. .............................................    707,000       24,745,000
                                                                         --------------
                                                                             47,517,750
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
MANAGED HEALTH CARE  2.5%
CIGNA Corp. ...............................................    167,000   $   22,094,100
UnitedHealth Group, Inc. ..................................    602,000       36,947,750
Wellpoint Health Networks, Inc., Class A (a)...............    232,000       26,738,000
                                                                         --------------
                                                                             85,779,850
                                                                         --------------
MOTORCYCLE MANUFACTURERS  0.9%
Harley-Davidson, Inc. .....................................    816,000       32,436,000
                                                                         --------------

MOVIES & ENTERTAINMENT  0.7%
Metro-Goldwyn-Mayer, Inc. (a)..............................    795,778       12,981,129
Time Warner, Inc. .........................................    193,000       10,082,320
                                                                         --------------
                                                                             23,063,449
                                                                         --------------
MULTI-LINE INSURANCE  1.1%
American International Group, Inc. ........................    342,000       33,708,375
Axa--ADR (France)..........................................     45,725        3,283,627
                                                                         --------------
                                                                             36,992,002
                                                                         --------------
MULTI-UTILITIES  0.5%
Enron Corp. ...............................................    207,000       17,206,875
                                                                         --------------

NETWORKING EQUIPMENT  4.8%
Brocade Communications Systems, Inc. (a)...................    132,000       12,119,250
Cisco Systems, Inc. (a)....................................  3,452,000      132,039,000
Juniper Networks, Inc. (a).................................    142,000       17,900,875
                                                                         --------------
                                                                            162,059,125
                                                                         --------------
OIL & GAS DRILLING  2.8%
ENSCO International, Inc. .................................    490,000       16,690,625
Global Marine, Inc. (a)....................................    353,000       10,016,375
Nabors Industries, Inc. (a)................................    311,000       18,395,650
Noble Drilling Corp. (a)...................................    859,000       37,312,813
Transocean Sedco Forex, Inc. ..............................    265,000       12,190,000
                                                                         --------------
                                                                             94,605,463
                                                                         --------------
OIL & GAS EQUIPMENT & SERVICES  1.3%
Baker Hughes, Inc. ........................................    791,000       32,875,938
Smith International, Inc. (a)..............................    163,000       12,153,688
                                                                         --------------
                                                                             45,029,626
                                                                         --------------
OIL & GAS EXPLORATION & PRODUCTION  0.6%
Anadarko Petroleum Corp. ..................................    301,000       21,395,080
                                                                         --------------

PERSONAL PRODUCTS  0.9%
Avon Products, Inc. .......................................    658,000       31,501,750
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
PHARMACEUTICALS  12.2%
Abbott Laboratories, Inc. .................................    872,000   $   42,237,500
ALZA Corp. (a).............................................    472,000       20,060,000
American Home Products Corp. ..............................    600,100       38,136,355
Bristol-Myers Squibb Co. ..................................    453,000       33,493,688
Eli Lilly & Co. ...........................................    390,000       36,294,375
Forest Laboratories, Inc. (a)..............................    131,000       17,406,625
Immunex Corp. (a)..........................................    270,900       11,005,313
King Pharmaceuticals, Inc. (a).............................    362,000       18,710,875
Merck & Co., Inc. .........................................    953,000       89,224,625
Pfizer, Inc. ..............................................  1,134,500       52,187,000
Pharmacia Corp. ...........................................    283,000       17,263,000
Schering-Plough Corp. .....................................    703,000       39,895,250
                                                                         --------------
                                                                            415,914,606
                                                                         --------------
PROPERTY & CASUALTY INSURANCE  0.5%
Allstate Corp. ............................................    368,000       16,031,000
                                                                         --------------

SEMICONDUCTORS  2.6%
Analog Devices, Inc. (a)...................................    706,000       36,138,375
Celestica, Inc. (a)........................................    161,000        8,734,250
Linear Technology Corp. ...................................    689,000       31,866,250
Xilinx, Inc. (a)...........................................    241,000       11,116,125
                                                                         --------------
                                                                             87,855,000
                                                                         --------------
SOFT DRINKS  2.6%
Pepsi Bottling Group, Inc. ................................    803,000       32,069,813
PepsiCo, Inc. .............................................  1,120,000       55,510,000
                                                                         --------------
                                                                             87,579,813
                                                                         --------------
SPECIALTY STORES  0.6%
Bed Bath & Beyond, Inc. (a)................................    880,000       19,690,000
                                                                         --------------

SYSTEMS SOFTWARE  5.5%
Adobe Systems, Inc. .......................................    373,000       21,703,938
Intuit, Inc. (a)...........................................    168,000        6,625,500
Mercury Interactive Corp. (a)..............................     96,000        8,664,000
Microsoft Corp. (a)........................................    879,000       38,126,625
Oracle Corp. (a)...........................................  2,827,000       82,159,688
VERITAS Software Corp. (a).................................    329,000       28,787,500
                                                                         --------------
                                                                            186,067,251
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
TELECOMMUNICATIONS EQUIPMENT  3.8%
Comverse Technology, Inc. (a)..............................    583,000   $   63,328,375
Corning, Inc. .............................................  1,092,000       57,671,250
Scientific-Atlanta, Inc. ..................................    313,000       10,192,063
                                                                         --------------
                                                                            131,191,688
                                                                         --------------
TOBACCO  2.1%
Philip Morris Cos., Inc. ..................................  1,664,000       73,216,000
                                                                         --------------

TOTAL LONG-TERM INVESTMENTS  96.0%
  (Cost $2,814,675,832)...............................................    3,274,354,085

REPURCHASE AGREEMENT  4.7%
State Street Bank & Trust Co. ($160,251,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 12/29/00 to
  be sold on 01/02/01 at $160,354,273) (Cost $160,251,000)............      160,251,000
                                                                         --------------

TOTAL INVESTMENTS  100.7%
  (Cost $2,974,926,832)...............................................    3,434,605,085
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.7%).........................      (25,168,740)
                                                                         --------------

NET ASSETS  100.0%....................................................   $3,409,436,345
                                                                         ==============

ADR - American Depositary Receipt

(a) Non-income producing security as this stock currently does not declare dividends.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Total Investments (Cost $2,974,926,832).....................  $3,434,605,085
Receivables:
  Fund Shares Sold..........................................      30,731,839
  Dividends.................................................       2,683,301
  Investments Sold..........................................       1,116,557
  Interest..................................................          77,455
Other.......................................................         325,053
                                                              --------------
    Total Assets............................................   3,469,539,290
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      35,763,454
  Fund Shares Repurchased...................................      12,906,086
  Custodian Bank............................................       6,878,653
  Distributor and Affiliates................................       2,515,607
  Investment Advisory Fee...................................       1,119,882
Accrued Expenses............................................         591,387
Trustees' Deferred Compensation and Retirement Plans........         327,876
                                                              --------------
    Total Liabilities.......................................      60,102,945
                                                              --------------
NET ASSETS..................................................  $3,409,436,345
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $3,037,612,671
Net Unrealized Appreciation.................................     459,678,253
Accumulated Net Investment Loss.............................        (306,755)
Accumulated Distributions in Excess of Net Realized Gain....     (87,547,824)
                                                              --------------
NET ASSETS..................................................  $3,409,436,345
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $2,293,362,641 and 135,285,588 shares of
    beneficial interest issued and outstanding).............  $        16.95
    Maximum sales charge (5.75%* of offering price).........            1.03
                                                              --------------
    Maximum offering price to public........................  $        17.98
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $976,453,983 and 60,828,823 shares of
    beneficial interest issued and outstanding).............  $        16.05
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $124,228,882 and 7,645,012 shares of
    beneficial interest issued and outstanding).............  $        16.25
                                                              ==============
  Class D Shares:
    Net asset value and offering price per share (Based on
    net assets of $15,390,839 and 907,395 shares of
    beneficial interest issued and outstanding).............  $        16.96
                                                              ==============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2000

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $91,027).....  $   17,001,175
Interest....................................................       6,141,404
                                                              --------------
    Total Income............................................      23,142,579
                                                              --------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, C and D of $6,374,645, $11,195,561, $1,230,452 and
  $0, respectively).........................................      18,800,658
Investment Advisory Fee.....................................      16,803,454
Shareholder Services........................................       6,951,472
Custody.....................................................         478,790
Legal.......................................................         130,732
Trustees' Fees and Related Expenses.........................         105,032
Other.......................................................       1,454,025
                                                              --------------
    Total Expenses..........................................      44,724,163
    Less Credits Earned on Cash Balances....................          73,436
                                                              --------------
    Net Expenses............................................      44,650,727
                                                              --------------
NET INVESTMENT LOSS.........................................  $  (21,508,148)
                                                              ==============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  303,897,006
  Futures...................................................         (64,089)
                                                              --------------
Net Realized Gain...........................................     303,832,917
                                                              --------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   1,364,234,284
  End of the Period:
    Investments.............................................     459,678,253
                                                              --------------
Net Unrealized Depreciation During the Period...............    (904,556,031)
                                                              --------------
NET REALIZED AND UNREALIZED LOSS............................  $ (600,723,114)
                                                              ==============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (622,231,262)
                                                              ==============

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended December 31, 2000 and 1999

                                                     YEAR ENDED           YEAR ENDED
                                                  DECEMBER 31, 2000    DECEMBER 31, 1999
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss..............................  $   (21,508,148)     $   (11,778,087)
Net Realized Gain................................      303,832,917          482,437,010
Net Unrealized Appreciation/Depreciation During
  the Period.....................................     (904,556,031)         305,352,356
                                                   ---------------      ---------------
Change in Net Assets from Operations.............     (622,231,262)         776,011,279
                                                   ---------------      ---------------

Distributions from Net Investment Income*........              -0-              (39,771)
Distributions in Excess of Net Investment
  Income*........................................              -0-             (332,342)
                                                   ---------------      ---------------
Distributions from and in Excess of Net
  Investment Income*.............................              -0-             (372,113)
                                                   ---------------      ---------------
Distributions from Net Realized Gain*............     (374,797,668)        (443,264,269)
Distributions in Excess of Net Realized Gain*....      (87,547,824)                 -0-
                                                   ---------------      ---------------
Distributions from and in Excess of Net Realized
  Gain*..........................................     (462,345,492)        (443,264,269)
                                                   ---------------      ---------------
Total Distributions..............................     (462,345,492)        (443,636,382)
                                                   ---------------      ---------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................   (1,084,576,754)         332,374,897
                                                   ---------------      ---------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................    1,968,417,137        5,415,754,623
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................      423,852,348          404,284,548
Cost of Shares Repurchased.......................   (1,628,073,896)      (5,462,366,950)
                                                   ---------------      ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................      764,195,589          357,672,221
                                                   ---------------      ---------------
TOTAL INCREASE/DECREASE IN NET ASSETS............     (320,381,165)         690,047,118
NET ASSETS:
Beginning of the Period..........................    3,729,817,510        3,039,770,392
                                                   ---------------      ---------------
End of the Period (Including accumulated
  distributions in excess of net investment
  income of $306,755 and $243,309,
  respectively)..................................  $ 3,409,436,345      $ 3,729,817,510
                                                   ===============      ===============
* Distributions by Class:
-------------------------------------------------
Distributions from and in Excess of Net
  Investment Income:
  Class A Shares.................................  $           -0-      $      (372,113)
  Class B Shares.................................              -0-                  -0-
  Class C Shares.................................              -0-                  -0-
  Class D Shares.................................              -0-                  -0-
                                                   ---------------      ---------------
                                                   $           -0-      $      (372,113)
                                                   ===============      ===============
Distributions from and in Excess of Net Realized
  Gain:
  Class A Shares.................................  $  (308,748,961)     $  (304,078,413)
  Class B Shares.................................     (134,968,645)        (125,087,732)
  Class C Shares.................................      (16,956,336)         (14,098,124)
  Class D Shares.................................       (1,671,550)                 -0-
                                                   ---------------      ---------------
                                                   $  (462,345,492)     $  (443,264,269)
                                                   ===============      ===============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                   YEAR ENDED DECEMBER 31,
CLASS A SHARES                     --------------------------------------------------------
                                     2000        1999        1998        1997        1996
                                   --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................  $  22.77    $  20.63    $  17.41    $  15.12    $  13.07
                                   --------    --------    --------    --------    --------
  Net Investment Income/Loss.....      (.08)       (.03)        .06         .09         .09
  Net Realized and Unrealized
    Gain/Loss....................     (3.17)       5.20        3.98        4.11        2.94
                                   --------    --------    --------    --------    --------
Total from Investment
  Operations.....................     (3.25)       5.17        4.04        4.20        3.03
                                   --------    --------    --------    --------    --------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.......................       -0-         -0-         .05         .06         .08
  Distributions from and in
    Excess of Net Realized
    Gain.........................      2.57        3.03         .77        1.85         .90
                                   --------    --------    --------    --------    --------
Total Distributions..............      2.57        3.03         .82        1.91         .98
                                   --------    --------    --------    --------    --------
NET ASSET VALUE, END OF THE
  PERIOD.........................  $  16.95    $  22.77    $  20.63    $  17.41    $  15.12
                                   ========    ========    ========    ========    ========

Total Return (a).................   -14.98%      26.56%      23.56%      28.55%      23.48%
Net Assets at End of the Period
  (In millions)..................  $2,293.4    $2,591.1    $2,137.4    $1,706.1    $1,276.9
Ratio of Expenses to Average Net
  Assets (b).....................      .89%        .91%        .94%        .93%       1.01%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets (b).....................     (.30%)      (.13%)       .32%        .54%        .60%
Portfolio Turnover...............      117%        111%         72%         73%        110%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include Rule 12b-1 fees of up to .25%.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     YEAR ENDED DECEMBER 31,
CLASS B SHARES                     ------------------------------------------------------------
                                   2000 (C)        1999        1998 (C)       1997        1996
                                   ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................  $ 21.88       $  20.07       $17.06       $14.91      $12.94
                                   -------       --------       ------       ------      ------
  Net Investment Loss............     (.23)          (.15)        (.09)        (.02)       (.01)
  Net Realized and Unrealized
    Gain/Loss....................    (3.03)          4.99         3.88         4.02        2.88
                                   -------       --------       ------       ------      ------
Total from Investment
  Operations.....................    (3.26)          4.84         3.79         4.00        2.87
Less Distributions from and in
  Excess of Net Realized Gain....     2.57           3.03          .78         1.85         .90
                                   -------       --------       ------       ------      ------
NET ASSET VALUE, END OF THE
  PERIOD.........................  $ 16.05       $  21.88       $20.07       $17.06      $14.91
                                   =======       ========       ======       ======      ======

Total Return (a).................  -15.65%         25.54%       22.65%       27.50%      22.48%
Net Assets at End of the Period
  (In millions)..................  $ 976.5       $1,020.8       $816.3       $542.2      $305.6
Ratio of Expenses to Average Net
  Assets (b).....................    1.67%          1.67%        1.74%        1.75%       1.82%
Ratio of Net Investment Loss to
  Average Net Assets (b).........   (1.09%)         (.91%)       (.49%)       (.29%)      (.21%)
Portfolio Turnover...............     117%           111%          72%          73%        110%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns do include Rule 12b-1 fees of 1%.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(c) Based on average shares outstanding.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     YEAR ENDED DECEMBER 31,
CLASS C SHARES                      ----------------------------------------------------------
                                    2000 (C)       1999       1998 (C)       1997        1996
                                    ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................  $ 22.09       $20.24       $17.19       $15.01      $13.01
                                    -------       ------       ------       ------      ------
  Net Investment Loss.............     (.21)        (.14)        (.09)        (.02)       (.01)
  Net Realized and Unrealized
    Gain/Loss.....................    (3.06)        5.02         3.91         4.05        2.91
                                    -------       ------       ------       ------      ------
Total from Investment
  Operations......................    (3.27)        4.88         3.82         4.03        2.90
Less Distributions from and in
  Excess of Net Realized Gain.....     2.57         3.03          .77         1.85         .90
                                    -------       ------       ------       ------      ------
NET ASSET VALUE, END OF THE
  PERIOD..........................  $ 16.25       $22.09       $20.24       $17.19      $15.01
                                    =======       ======       ======       ======      ======

Total Return (a)..................  -15.54%       25.59%       22.65%       27.51%      22.60%
Net Assets at End of the Period
  (In millions)...................  $ 124.2       $117.9       $ 86.0       $ 56.9      $ 30.4
Ratio of Expenses to Average Net
  Assets (b) (d)..................    1.55%        1.68%        1.74%        1.75%       1.82%
Ratio of Net Investment Income/
  Loss to Average Net Assets
  (b).............................    (.96%)       (.90%)       (.48%)       (.29%)      (.22%)
Portfolio Turnover................     117%         111%          72%          73%        110%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns do include Rule 12b-1 fees of 1%.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(c) Based on average shares outstanding.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 2000.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              OCTOBER 17, 2000
                                                                (COMMENCEMENT
                                                                OF INVESTMENT
                                                               OPERATIONS) TO
                                                              DECEMBER 31, 2000
                       CLASS D SHARES                         -----------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................       $ 21.93
                                                                   -------
  Net Realized and Unrealized Loss..........................         (2.93)
  Less Distributions from and in Excess of Net Realized
    Gain....................................................          2.04
                                                                   -------
NET ASSET VALUE, END OF THE PERIOD..........................       $ 16.96
                                                                   =======

Total Return (a)............................................       -11.94%*
Net Assets at End of the Period (In millions)...............       $  15.4
Ratio of Expenses to Average Net Assets (b).................          .77%
Ratio of Net Investment Income to Average Net Assets........          .10%
Portfolio Turnover..........................................          117%

(a) Assumes reinvestment of all distributions for the period.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 2000.

*  Non-annualized

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Enterprise Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks. The Fund commenced investment operations on January 7, 1954. The distribution of the Fund's Class B, Class C and Class D Shares commenced on December 20, 1991, July 20, 1993 and October 17, 2000, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sale price is not available are valued at the mean of the bid and asked prices or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions and post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

    At December 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $3,005,599,853; the aggregate gross unrealized appreciation is $622,410,498 and the aggregate gross unrealized depreciation is $193,405,266, resulting in net unrealized appreciation on long- and short-term investments of $429,005,232.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes. Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. For the year ended December 31, 2000, a permanent book and tax difference relating to a net operating loss, in the amount of $21,444,702, was reclassified from accumulated net investment loss to capital.

F. EXPENSE REDUCTIONS During the year ended December 31, 2000, the Fund's custody fee was reduced by $73,436 a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                    % PER ANNUM
First $1 billion............................................  .50 of 1%
Next $1 billion.............................................  .45 of 1%
Next $1 billion.............................................  .40 of 1%
Over $3 billion.............................................  .35 of 1%

    For the year ended December 31, 2000, the Fund recognized expenses of approximately $130,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended December 31, 2000, the Fund recognized expenses of approximately $233,900 representing Van Kampen Investments Inc. or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 2000, the Fund recognized expenses of approximately $4,884,800. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $212,882 are included in "Other Assets" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 2000, capital aggregated $1,865,509,880, $1,016,513,327,
$136,197,121 and $19,392,343 for Classes A, B, C, and D, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                          SHARES            VALUE
Sales:
  Class A.............................................   55,557,220    $ 1,266,923,334
  Class B.............................................   27,584,791        598,997,640
  Class C.............................................    3,797,509         83,953,133
  Class D.............................................      847,079         18,543,030
                                                        -----------    ---------------
Total Sales...........................................   87,786,599    $ 1,968,417,137
                                                        ===========    ===============
Dividend Reinvestment:
  Class A.............................................   15,275,112    $   278,089,874
  Class B.............................................    7,457,686        128,436,966
  Class C.............................................      900,075         15,653,958
  Class D.............................................       98,211          1,671,550
                                                        -----------    ---------------
Total Dividend Reinvestment...........................   23,731,084    $   423,852,348
                                                        ===========    ===============
Repurchases:
  Class A.............................................  (49,318,746)   $(1,123,187,700)
  Class B.............................................  (20,857,438)      (452,215,072)
  Class C.............................................   (2,389,313)       (51,945,692)
  Class D.............................................      (37,895)          (725,432)
                                                        -----------    ---------------
Total Repurchases.....................................  (72,603,392)   $(1,628,073,896)
                                                        ===========    ===============

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

    At December 31, 1999, capital aggregated $1,458,109,182, $747,435,502 and
$89,317,100 for Classes A, B, and C, respectively. For the year ended December 31, 1999, transactions were as follows:

                                                          SHARES            VALUE
Sales:
  Class A............................................   204,104,518    $ 4,361,367,361
  Class B............................................    45,071,295        932,198,067
  Class C............................................     5,836,735        122,189,195
                                                       ------------    ---------------
Total Sales..........................................   255,012,548    $ 5,415,754,623
                                                       ============    ===============
Dividend Reinvestment:
  Class A............................................    12,823,258    $   272,202,449
  Class B............................................     5,831,316        119,129,590
  Class C............................................       628,245         12,952,509
                                                       ------------    ---------------
Total Dividend Reinvestment..........................    19,282,819    $   404,284,548
                                                       ============    ===============
Repurchases:
  Class A............................................  (206,756,637)   $(4,423,347,663)
  Class B............................................   (44,921,263)      (926,532,977)
  Class C............................................    (5,378,863)      (112,486,310)
                                                       ------------    ---------------
Total Repurchases....................................  (257,056,763)   $(5,462,366,950)
                                                       ============    ===============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to class A Shares six years after the end of the calendar month in which the shares were purchased. For the year ended December 31, 2000 and 1999, 3,320,585 and 3,108,556, Class B Shares automatically converted to Class A Shares, respectively and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the year ended December 31, 2000 and 1999, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

    Class D Shares commenced operations on October 17, 2000. On October 17, 2000, 823,801 Class A Shares converted to Class D Shares and are shown in the above table as sales of Class D Shares and repurchases of Class A Shares. Class D Shares do not possess a conversion feature.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the year ended December 31, 2000, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $1,817,500 and CDSC on redeemed shares of approximately $1,705,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $4,902,086,550 and $4,431,058,288, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into future contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the Investment Company Act of 1940, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the year ended December 31, 2000, were as follows:

                                                              CONTRACTS
                                                              ---------
Outstanding at December 31, 1999............................      760
Futures Opened..............................................      -0-
Futures Closed..............................................     (760)
                                                                -----
Outstanding at December 31, 2000............................      -0-
                                                                =====

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 2000, are payments retained by Van Kampen of approximately $9,411,500.

                           PART C. OTHER INFORMATION

ITEM 23. EXHIBITS


(a)    (1)     First Amended and Restated Agreement and Declaration of
               Trust(1)
       (2)     Certificate of Amendment(1)
       (3)     Second Certificate of Amendment(6)
       (4)     Amended and Restated Certificate of Designation(5)
       (5)     Second Amended and Restated Certificate of Designation(6)
       (6)     Third Amended and Restated Certificate of Designation(9)
(b)            Amended and Restated Bylaws(1)
(c)    (1)     Specimen Class A Share Certificate(2)
       (2)     Specimen Class B Share Certificate(2)
       (3)     Specimen Class C Share Certificate(2)
       (4)     Specimen Class D Share Certificate(9)
(d)            Investment Advisory Agreement(5)
(e)    (1)     Distribution and Service Agreement(5)
       (2)     Form of Dealer Agreement(2)
       (3)     Form of Broker Fully Disclosed Selling Agreement(2)
       (4)     Form of Bank Fully Disclosed Selling Agreement(2)
(f)    (1)     Form of Trustee Deferred Compensation Plan(7)
       (2)     Form of Trustee Retirement Plan(7)
(g)    (1)     Custodian Agreement(3)
       (2)     Transfer Agency and Service Agreement(5)
(h)    (1)     Data Services Agreement(2)
       (2)     Fund Accounting Agreement(4)
(i)    (1)     Opinion of Counsel of Skadden, Arps, Slate, Meagher & Flom
               (Illinois)(9)
       (2)     Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)+
(j)    (1)     Consent of Ernst & Young LLP+
       (2)     Consent of PricewaterhouseCoopers LLP+
(k)            Audit Report and Financial Statements for fiscal year ended
               December 31, 1999(8)
(l)            Not applicable
(m)    (1)     Plan of Distribution Pursuant to Rule 12b-1(2)
       (2)     Form of Shareholder Assistance Agreement(2)
       (3)     Form of Administrative Services Agreement(2)
       (4)     Service Plan(2)
(n)            Amended Multiple Class Plan(9)
(p)            Code of Ethics of the Fund, Investment Adviser and
               Distributor+
(q)            Power of Attorney+
(z)    (1)     List of Certain Investment Companies in Response to Item
               27(a)(+)
       (2)     List of Officers and Directors of Van Kampen Funds Inc. in
               Response to Item 27(b)(+)


---------------
 (1) Incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A, File Number 2-10559, filed April 24, 1996.

 (2) Incorporated herein by reference to Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A, File Number 2-10559, filed April 28, 1997.

 (3) Incorporated herein by reference to Post-Effective Amendment No. 75 to Van Kampen American Capital Growth and Income Fund Registration Statement on Form N-1A, File Number 2-21657, filed March 27, 1998.

 (4) Incorporated herein by reference to Post-Effective Amendment No. 50 to Van Kampen American Capital Comstock Fund Registration Statement on Form N-1A, File Number 2-27778, filed April 27, 1998.

 (5) Incorporated herein by reference to Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A, File Number 2-10559, filed April 28, 1998.

 (6) Incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A, File Number 2-10559, filed February 25, 1999.

 (7) Incorporated herein by reference to Van Kampen Harbor Fund's Post-Effective Amendment No. 81 to Registrant's Registration Statement on Form N-1A, File Number 2-12685 and 811-734, filed on April 29, 1999.


 (8)Incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A, File Number 2-12685 and 811-734, filed on April 28, 2000.



 (9)Incorporated herein by reference to Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A, File Number 2-10559 and 811-630, filed on September 25, 2000.


 +  Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


     See the Statement of Additional Information.


ITEM 25. INDEMNIFICATION.

     Pursuant to Del. Code Ann. Title 12, Section 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.


     Reference is made to Article 8, Section 8.4 of the Registrant's First Amended and Restated Agreement and Declaration of Trust as amended. Article 8;
Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interest of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent legal counsel in a written opinion or a majority of a quorum of non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.


     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officer or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.


     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that there is a reason to believe such person is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.


     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     Pursuant to Section 7 of the Distribution and Service Agreement, the Registrant agrees to indemnify and hold harmless Van Kampen Funds Inc. (the "Distributor") and each of its trustees and officers and each person if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees) arising by reason of any person acquiring any shares, based upon the ground that the Registration Statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with information furnished to the Registrant by or on behalf of the Distributor. In no case is the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

     Pursuant to the agreement by which Van Kampen Investor Services Inc. ("Investor Services") is appointed transfer agent of the Fund, the Registrant agrees to indemnify and hold Investor Services harmless against any losses, damages, costs, charges, payments, liabilities and expenses (including reasonable counsel fees) arising out of or attributable to:

     (1) the performance of Investor Services under the agreement provided that Investor Services acted in good faith with due diligence and without negligence or willful misconduct.

     (2) reliance by Investor Services on, or reasonable use by, Investor Services of information, records and documents which have been prepared on behalf of, or have been furnished by, the Fund, or the carrying out by Investor Services of any instructions or requests of the Fund.

     (3) the offer or sale of the Fund's shares in violation of any federal or state law or regulation or ruling by any federal agency unless such violation results from any failure by Investor Services to comply with written instructions from the Fund that such offers or sales were not permitted under such law, rule or regulation.

     (4) the refusal of the Fund to comply with terms of the agreement or the Fund's lack of good faith, negligence or willful misconduct or breach of any representation or warranty made by the Fund under the agreement provided that if the reason for such failure is attributable to any action of the Fund's investment adviser or distributor or any person providing accounting or legal services to the Fund, Investor Services only will be entitled to indemnification if such entity is otherwise entitled to the indemnification from the Fund.

     See also "Investment Advisory Agreement" in the Statement of Additional Information.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


     See "Investment Advisory Services" in the Prospectus and "Trustees and Officers" and "Investment Advisory Agreement" in the Statement of Additional Information for information regarding the business of Van Kampen Asset Management Inc. (the "Adviser"). For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS.


     (a) The sole principal underwriter is Van Kampen Funds Inc. (the "Distributor"), which acts as principal underwriter for certain investment companies and unit investment trusts. See Exhibit (z)(1).



     (b) The Distributor is an affiliated person of an affiliated person of the Registrant and is the only principal underwriter for the Registrant. The name, principal business address and positions and offices with the Distributor of each of its directors and officers are disclosed in Exhibit (z)(2). Except as disclosed under the heading "Trustees and Officers" in Part B of this Registration Statement or on (z)(2), none of such persons has any position or office with Registrant.


     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents of the Registrant required by
Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder to be maintained (i) by Registrant will be maintained at its offices, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, or at Van Kampen Investor Services Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171; (ii) by the Adviser, will be maintained at its offices, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555; and
(iii) by the Distributor, the principal underwriter, will be maintained at its offices located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ITEM 29. MANAGEMENT SERVICES.

     Not applicable.

ITEM 30. UNDERTAKINGS.

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant, VAN KAMPEN ENTERPRISE FUND, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Oakbrook Terrace and State of Illinois, on the 27th day of April, 2001.


                                      VAN KAMPEN ENTERPRISE FUND

                                      By:      /s/  A. THOMAS SMITH III
                                         ---------------------------------------
                                             A. Thomas Smith III, Secretary


     Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement has been signed on April 27, 2001 by the following persons in the capacities indicated:



                     SIGNATURES                                                TITLE
                     ----------                                                -----

Principal Executive Officer:

             /s/ RICHARD F. POWERS, III*                    Trustee and President
-----------------------------------------------------
               Richard F. Powers, III*

Principal Financial Officer:

                /s/ JOHN L. SULLIVAN*                       Vice President, Chief Financial Officer and
-----------------------------------------------------       Treasurer
                  John L. Sullivan

Trustees:

               /s/ J. MILES BRANAGAN*                       Trustee
-----------------------------------------------------
                  J. Miles Branagan

                /s/ JERRY D. CHOATE*                        Trustee
-----------------------------------------------------
                   Jerry D. Choate

               /s/ LINDA HUTTON HEAGY*                      Trustee
-----------------------------------------------------
                 Linda Hutton Heagy

                /s/ R. CRAIG KENNEDY*                       Trustee
-----------------------------------------------------
                  R. Craig Kennedy

               /s/ MITCHELL M. MERIN*                       Trustee
-----------------------------------------------------
                  Mitchell M. Merin

                 /s/ JACK E. NELSON*                        Trustee
-----------------------------------------------------
                   Jack E. Nelson

               /s/ PHILLIP B. ROONEY*                       Trustee
-----------------------------------------------------
                  Phillip B. Rooney

                /s/ WAYNE W. WHALEN*                        Trustee
-----------------------------------------------------
                   Wayne W. Whalen

               /s/ SUZANNE H. WOOLSEY*                      Trustee
-----------------------------------------------------
                 Suzanne H. Woolsey
* Signed by A. Thomas Smith III pursuant to a power of attorney filed herewith.

/s/ A. THOMAS SMITH III                                     April 27, 2001
-----------------------------------------------------
                 A. Thomas Smith III
                  Attorney-in-Fact

            SCHEDULE OF EXHIBITS TO POST-EFFECTIVE AMENDMENT NO. 42


      TO FORM N-1A AS SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION



    ITEM NO.   DESCRIPTION
    --------   -----------
    (i)(2)     Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)
    (j)(1)     Consent of Ernst & Young LLP
      (2)      Consent of PricewaterhouseCoopers LLP
    (p)        Code of Ethics of the Fund, Investment Adviser and
               Distributor
    (q)        Power of Attorney
    (z)(1)     List of investment companies in response to Item 27(a)
      (2)      List of Officers and Directors of Van Kampen Funds Inc. in
               response to Item 27(b)